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                                                                    EXHIBIT 4.17

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HSBC BANK PLC                                                 BARCLAYS BANK PLC
POULTRY                                                       54 LOMBARD STREET
LONDON  EC2P 2BX                                              LONDON  EC3P 3AH

To: The Directors
    Marconi Bonding Limited
    1 Bruton Street
    London W1J 6AQ

                                                                     10 May 2002

Dear Sirs,

PERFORMANCE BOND FACILITY

We refer to the temporary bonding facility agreement dated 8 February 2002 made between HSBC Bank plc ("HSBC"), Barclays Bank PLC ("BARCLAYS") and Marconi Bonding Limited (the "COMPANY") (the "TEMPORARY BONDING FACILITY"). In light of the expiry of the availability period under the Temporary Bonding Facility on 29 March 2002, HSBC and Barclays are pleased to offer the Company a new facility for the issue of Bonds (as defined below) on the terms and conditions referred to below (the "FACILITY").

1.       INTERPRETATION

1.1      For the purposes of this Facility Letter:

         "ACCEPTANCE DATE" means the date on which the conditions in paragraph 8 have been satisfied;

         "AFFILIATE" means, with respect to any specified legal entity, any entity that is directly or indirectly controlled by or is under direct or indirect common control with such specified legal entity where the terms "controlled by" and "under direct or indirect common control with" mean, in the case of a corporation, the ownership of 50 per cent. of the voting shares or securities of such corporation or the ability to appoint a majority of the members of the board of directors of such corporation.

         "AVAILABLE CREDIT LINE" means, in relation to a Bank at any time (save as otherwise provided herein) its Credit Line at such time less the Utilised Amount applicable to such Bank;

         "AVAILABILITY PERIOD" means, save as otherwise agreed by the Banks, the period commencing on the Acceptance Date and ending on such date as is notified by the Banks to the Company in writing.

         "BANK" means each of HSBC, Barclays and (if applicable) each New Bank and "BANKS" means all of them;

         "BOND" has the meaning ascribed to it in paragraph 2.2;

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         "BONDING DOCUMENTS" means this Facility Letter (including, for the avoidance of doubt, any Bond issued pursuant hereto), each Counter Indemnity and each Security over Cash Agreement;

         "BUSINESS DAY" means any day other than a Saturday or Sunday or other day on which commercial banks are required or authorised to be closed in London;

         "COMMISSION PAYMENT DATE" has the meaning ascribed to it in paragraph 4.2;

         "COUNTER INDEMNITIES" means the separate counter indemnity agreements between the Company and each Bank pursuant to which the Company agrees (subject to the terms thereof) to indemnify the relevant Bank against any loss, liability or reasonable cost incurred by such Bank in respect of or in connection with the Bonding Documents entered into or issued by such Bank and "RELEVANT COUNTER INDEMNITY" shall be construed accordingly;

         "CREDIT LINE" means in respect of HSBC L30,000,000 and in respect of Barclays L30,000,000 or such other amounts as may be agreed between the Banks and the Company from time to time (provided that the aggregate of the Credit Lines of each of Barclays and HSBC shall not exceed the Facility Limit) in each case to the extent not cancelled, reduced or transferred by it under this Facility Letter.

         "DEPOSIT" has the meaning given in the relevant Counter Indemnity;

         "ELIGIBLE SUBSIDIARY" means any subsidiary of Marconi plc ("MARCONI"), a company incorporated under the laws of England and Wales (registered number 3846429) whose registered office is at 1 Bruton Street, London W1J 6AQ (and "subsidiary" shall have the meaning given to such term in section 736 of the Companies Act 1985);

         "FACILITY LIMIT" means L60,000,000 (or the equivalent in other currencies) or such higher amount as may be agreed between the Banks and the Company from time to time;

         "FOREIGN CURRENCY BOND" has the meaning ascribed to it in the Relevant Counter Indemnity;

         "GROUP" means Marconi and its subsidiaries for the time being;

         "ISSUE DATE" means, in respect of any Bond, the date upon which a Bank issues such Bond;

         "L/C CONFIRMATION" has the meaning ascribed to it in paragraph 2.2;

         "NEW BANK" has the meaning ascribed to it in paragraph 7;

         "OUTSTANDING LIABILITY AMOUNT" in relation to a Bond issued by a Bank, has the meaning given in the relevant Counter Indemnity;

         "PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond;

         "SECURITY OVER CASH AGREEMENTS" means the separate agreements between the Company and each Bank setting out the terms and conditions applicable to Deposits placed by

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         the Company with the relevant Bank as security for its obligations
         (whether actual or contingent, present or future and whether incurred as principal or surety) to indemnify the relevant Bank under the Bonding Documents entered into by the Issuing Bank with the Company and "RELEVANT SECURITY OVER CASH AGREEMENT" shall be construed accordingly;

         "STERLING EQUIVALENT" means, in relation to an amount of a currency other than sterling, the amount of sterling required to purchase such other currency amount at the relevant Bank's spot rate of exchange for the purchase of such other currency with Sterling at or about 11.00 am on the date on which calculation is required;

         "TAX CREDIT" has the meaning ascribed to it in paragraph 6.4; and

         "UTILISED AMOUNT" means, in relation to a Bank on any given date, the aggregate of the Outstanding Liability Amounts (and, where the Payment Currency of a Bond is not sterling, the amount used in such calculation shall be the Sterling Equivalent of the Outstanding Liability Amount in respect of such Bond) as at that date for all Bonds issued by that Bank and outstanding at that time. A Bond is "OUTSTANDING" until the Outstanding Liability Amount in respect of such Bond is reduced to zero.

1.2 In this Facility Letter, any reference to (a) a "paragraph" is, unless otherwise stated, a reference to a paragraph hereof and (b) "THIS FACILITY LETTER" or any other agreement or document is a reference to this letter or such agreement or document as amended, varied or supplemented from time to time. Paragraph headings are for ease of reference only.

1.3 Where applicable, references to the singular include the plural and vice versa.

1.4 A person who is not a party to this Facility Letter has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Facility Letter.

2.       FACILITY

2.1 Subject to the restrictions on utilisation and conditions precedent outlined below, the Banks agree to make the Facility available to the Company. Without prejudice to paragraph 3.3, the Utilised Amount in relation to each Bank shall not exceed the Credit Line applicable to such Bank.

2.2 At any time during the Availability Period the Company may request a Bank to issue a bond, guarantee, letter of credit, confirmation in favour of a bank issuing a bond, guarantee or letter of credit (an "L/C CONFIRMATION"), indemnity or other like instrument (a "BOND") in favour of a named third party beneficiary to secure the performance of any obligation owed by the Company or any Eligible Subsidiary to such beneficiary or, in the case of an L/C Confirmation, to any beneficiary of a bond, guarantee or letter of credit issued by a third party bank.

         (a) The obligations of each Bank under the Facility are several and no Bank is responsible for the obligations of any other Bank hereunder.

         (b) Each Bank may separately enforce its rights hereunder and/or under the relevant Counter Indemnity and/or the relevant Security over Cash Agreement.

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2.3      With the agreement of the Company, a Bank may request any of its
         Affiliates to issue a Bond under the Facility on its behalf. The parties agree that any such Bond issued by an Affiliate of a Bank shall:

         (a) be deemed to be a Bond issued pursuant to the Bonding Documents by the relevant Bank and subject to the terms thereof;

         (b) be covered by the terms and subject to the conditions of the Counter Indemnity and the Security over Cash Agreement between the Company and the relevant Bank; and

         (c) be a Bond in respect of which the Company is obliged to deposit cash as security in the Relevant Account as defined in, and pursuant to the terms of, the relevant Counter Indemnity.

3.       UTILISATION

3.1 Each Bank reserves the right in its absolute discretion to decide whether or not to agree to a request for the issuance of a Bond under the Facility. Each Bank may at any time cancel its offer to issue further Bonds under the Facility and/or decline to issue further Bonds.

3.2 Without prejudice to a Bank's rights under paragraph 3.1, no Bank shall be required to issue a new Bond if the sterling amount (or, if the Payment Currency of such new Bond is not sterling, its Sterling Equivalent) of its maximum prospective liability under the new Bond (as at the proposed date of issue of such new Bond) exceeds its Available Credit Line.

3.3 The Company agrees with and for the benefit of each Bank that the aggregate of the Utilised Amounts in relation to all Banks under the Facility shall not exceed the Facility Limit and that the Utilised Amount in relation to each Bank under the Facility shall not exceed its Credit Line and authorises each Bank to disclose such information to the other Banks relating to the Facility and the Utilised Amount applicable to it as may be required to monitor compliance with this paragraph 3.3. For the purposes of this paragraph 3.3 only, in respect of any Bond denominated in a currency other than Sterling, the original spot rate of exchange used on the relevant Issue Date to determine the Sterling Equivalent of the amount of that Bond shall apply when determining the Utilised Amount for the relevant Bank.

4.       COMMISSION

4.1 The Company shall pay to each Bank a fee in respect of each Bond issued by that Bank under the Facility.

4.2 Such fee shall be payable in the Payment Currency (as defined in the relevant Counter Indemnity) of the relevant Bond (or, in relation to a Foreign Currency Bond, in US Dollars) or such other currency as may be agreed between the relevant Bank and the Company from time to time monthly in advance during the tenor of the relevant Bond, the first such payment to be made on the Issue Date of the Bond and payments thereafter to be made on the last day of each successive period of one month from the Acceptance

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         Date whilst such Bond is outstanding (each a "COMMISSION PAYMENT
         DATE"). The first such fee payable by the Company on the Issue Date of the relevant Bond shall be for the period commencing on (and including) the Issue Date up to (but excluding) the next following Commission Payment Date.

4.3 The fee payable by the Company in respect of each Bond on the relevant date pursuant to paragraph 4.2 shall be the higher of:

         4.3.1 the amount representing one per cent. per annum of the Outstanding Liability Amount of such Bond pro rated for the period to which such fee relates; and

         4.3.2 L25 (or its equivalent in the Payment Currency of the relevant Bond or, in relation to a Foreign Currency Bond, US Dollars),

         provided that in respect of the first such payment to be made in respect of each Bond the Company shall pay, in addition to and at the same time as the amount set out above in this Clause 4.3, a fee of L50.

5.       REPRESENTATIONS AND WARRANTIES

5.1      The Company represents and warrants to the Banks as follows:

         5.1.1 it is a corporation duly incorporated and validly existing under the laws of England and Wales.

         5.1.2 its execution and delivery of the Bonding Documents and the performance of its obligations thereunder are within its corporate powers, have been duly authorised by all necessary corporate action (which is and will remain in full force and effect) and do not contravene (i) the Company's constituent documents; (ii) any applicable law or regulation; or (iii) any contractual restriction binding on or affecting the Company;

         5.1.3 no authorisation or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of the Bonding Documents; and

         5.1.4 the Bonding Documents are the legal, valid and binding obligations of the Company enforceable against it in accordance with their terms subject to equitable principles of general application and subject to applicable bankruptcy, insolvency, reorganisation or other similar laws affecting the enforcement of creditors' rights generally.

6.       COSTS, EXPENSES AND TAXES

6.1 All reasonable fees, costs and expenses, including reasonable legal fees and any stamp, value added or other tax incurred by each Bank in connection with:

         6.1.1    the execution of the Bonding Documents; and

         6.1.2 the enforcement of the obligations of the Company under the Bonding Documents,

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         shall be reimbursed to the relevant Bank by the Company on demand by such Bank on a full indemnity basis and the Company agrees to hold the relevant Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any such taxes or fees.

6.2 All payments to be made by the Company to any Bank under the Bonding Documents (or any of them) shall be made free and clear of and without deduction or withholding for or on account of any set-off or counterclaim. If any payment by the Company shall be subject to the deduction or withholding of tax, the amount payable by the Company shall be increased to the extent necessary to ensure that, after the deduction or withholding, the amount received and retained by the relevant Bank (free from any liability in respect of any such deduction or withholding), other than a tax on its overall net income, is equal to the amount which would have been received and retained if no such deduction or withholding had been required to be made.

6.3 Should the Company fail to pay any amount owing by it to any Bank pursuant to the Bonding Documents within 2 Business Days of demand by the relevant Bank, interest shall accrue on the outstanding amount at 2% above such Bank's base rate from time to time calculated on a daily basis from the date such payment was due until such amount is discharged in full whether by actual payment or by the exercise of a right of set off by the relevant Bank pursuant to the relevant Security over Cash Agreement.

6.4 If the Company makes a payment under paragraph 6.2 and the relevant Bank determines that:

         (a) a credit against, relief or remission for, or repayment of tax (a "TAX CREDIT") attributable to that payment or the corresponding payment under the Bonding Documents; and

         (b)      that Bank has obtained, utilised and retained that Tax Credit,

         the Bank shall pay an amount to the Company which is attributable to such payment under paragraph 6.2 and which that Bank determines will leave it (after that payment) in the same after-tax position as it would have been in had the payment not been required to be made by the Company.

7.       NEW BANKS

7.1 Any financial institution (a "NEW BANK") may become an additional Bank under the Facility by acceding to the terms of this Facility Letter with the mutual agreement of, and on terms satisfactory to, each other party to this Facility Letter at the date of such accession. From the date of such accession such New Bank shall become a Bank with the rights and obligations applicable to the Banks as set out herein.

7.2 The Company shall execute a Counter Indemnity and Security over Cash Agreement in favour of such New Bank on or about the date of such New Bank's accession to the terms of this Facility Letter.

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8.       ACCEPTANCE

         The Facility will become available to the Company for utilisation only upon receipt by the Banks of the following documents, each in form and substance satisfactory to the Banks:

         (a) the enclosed duplicate of this Facility Letter duly signed on the Company's behalf as evidence of the terms and conditions stated therein;

         (b) a certified true copy of a resolution of the Company's Board of Directors:

                  (i) accepting the Facility and this offer on the terms and conditions stated herein;

                  (ii) approving the Company's entry into a Counter Indemnity and Security over Cash Agreement with each Bank which is a signatory to this Facility Letter on the date of the Company's acceptance of the terms stated herein;

                  (iii) authorising a specified person, or persons, to countersign and return to the Bank the enclosed duplicate of this Facility Letter and to execute, on the Company's behalf, the relevant Counter Indemnities and Security over Cash Agreements;

                  (iv) specifying the names of those officers of the Company whose instructions (jointly or alone) the Banks are authorised to accept in all matters concerning the Facility and this offer once accepted and confirmed specimens of the signatures of those officers and the authorised signatory referred to in sub-paragraph
                           (iii) above, if not already known to the Banks;

         (c) a certified true copy of the Company's Certificate of Incorporation;

         (d) properly completed bank mandate letters in the form of the same provided to the Company by each Bank; and

         (e) the relevant Counter Indemnities and relevant Security over Cash Agreements duly executed by the Company pursuant to the resolutions specified above.

9.       NOTICES

         Any notice or demand to be served by one person on another pursuant to the Bonding Documents may be served by leaving it at the address specified below (or such other address as such person may have most recently specified) or by letter posted by prepaid first-class post to such address (which shall be deemed to have been served on the second Business Day following the date of posting), or by fax to the fax number specified below (or such other number as such person may most recently have specified) (which shall be deemed to have been received when actually received by the recipient marked for the attention of the department or officer (if any) specified by the recipient for such purpose).

         Address for notices:

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        COMPANY:

        Address:    1 Bruton Street

                    London W1J 6AQ

        Fax:        (020) 7493 1974

        Attention:  Group Treasurer/Group Assistant Treasurer

         HSBC BANK PLC

         Address:   Telecommunications, Media & Technology Department
                    HSBC Bank plc
                    2nd Floor
                    Poultry
                    London EC2P 2BX

         Fax:       0207 260 4800
         Attention: Head of Telecommunications, Media & Technology Department

         BARCLAYS BANK PLC

         Address:   Stocks, Trade and Export Finance,
                    1st Floor
                    Barclays Capital

                    5 The North Colonnade
                    Canary Wharf
                    London E14 4BB

         Fax:       0207 773 3661
         Attention: Director, STEF

10.      PAYMENTS

10.1     Unless otherwise notified to the other party in writing:

         10.1.1 all payments required to be made by the Company to a Bank under or in connection with the Bonding Documents shall:

                  (i) in the case of a Deposit, be made as specified in the relevant Counter Indemnity;

                  (ii) in the case of any other payment, be made at such branch or office and to such account as such Bank may specify from time to time, and

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         10.1.2   all payments required to be made by any Bank to the Company under or in connection with the Bonding Documents shall be made to such account as the Company may specify in writing from time to time.

10.2 In each and every case, payments shall be made without any set-off or counterclaim in the currency of denomination in which payment is due PROVIDED THAT the foregoing provision shall be without prejudice to each Bank's right to apply set-off in respect of the Company's obligations under Clause 3 of the relevant Counter Indemnity either pursuant to the terms of the relevant Security over Cash Agreement or at law as against any Deposit or part thereof held with such Bank.

10.3 All payments shall be made on the due date for such payment or, if that day is not a Business Day, then on the next following Business Day.

10.4 No Bank shall be under any obligation to accept any instructions in relation to, or receive or make any payment or carry out, any other transaction denominated in a currency (other than sterling) on a day on which such Bank is not normally open for general business in the relevant jurisdiction where such transactions are to be received or carried out whether or not such a day is a Business Day.

11.      CERTIFICATES

         Any Bank's certificate of any sum due to it from the Company under the Bonding Documents shall (apart from obvious mistake) be prima facie evidence.

12.      FORCE MAJEURE

         No Bank shall be liable to the Company for any loss, damage or delay attributable in whole or part to action by any government or government agency or other force majeure and in particular but not limited to strikes, industrial action (except strikes involving such Bank's staff), equipment failure or interruption of power supplies. Each Bank will always endeavour to give notice generally to customers of any anticipated delays by notices in branches.

13.      REMEDIES AND WAIVERS, PARTIAL INVALIDITY

13.1 No failure to exercise, nor any delay in exercising, on the part of any Bank, any right or remedy under the Bonding Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies therein provided are cumulative and not exclusive of any rights or remedies provided by law.

13.2 If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

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14.      SUCCESSORS

         Each Bonding Document shall remain in effect despite any amalgamation or merger (however effected) relating to any Bank; and references to a Bank shall be deemed to include any assignee or successor in title of such Bank and any person who, under the laws of its jurisdiction of incorporation or domicile, has assumed the rights and obligations of such Bank hereunder or to which under such laws the same have been transferred.

15.      COUNTERPARTS

         Each Bonding Document may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

16.      GOVERNING LAW AND JURISDICTION

         This Facility Letter shall be governed by English law and, for the Banks' benefit, the English courts shall have exclusive jurisdiction to settle any disputes which may arise from or in connection with it.

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To accept this offer please arrange for the enclosed copy of this letter to be signed and returned.

Yours faithfully,

Carlton Brown                             Barry Cole
Manager                                   Relationship Manager
For and on behalf of HSBC Bank plc        For and on behalf of Barclays Bank PLC

CARLTON BROWN                             BARRY COLE

Accepted for an on behalf of
Marconi Bonding Limited
(the 'Company'):

J LONG

Date: 10 MAY 2002

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HSBC BANK PLC              BARCLAYS BANK PLC         JP MORGAN CHASE BANK
POULTRY                    54 LOMBARD STREET         125 LONDON WALL
LONDON  EC2P 2BX           LONDON  EC3P 3AH          LONDON EC2Y 5AJ

To: The Directors
    Marconi Bonding Limited
    1 Bruton Street
    London W1J 6AQ

                                                                 24 October 2002

Dear Sirs,

AMENDMENT LETTER TO PERFORMANCE BOND FACILITY LETTER

We refer to the L60,000,000 performance bond facility letter dated 10 May 2002 made between HSBC Bank plc ("HSBC"), Barclays Bank PLC ("BARCLAYS") and Marconi Bonding Limited (the "COMPANY") (the "THE ORIGINAL FACILITY LETTER").

RECITALS:

(A) Pursuant to the Original Facility Letter HSBC and Barclays have made a bonding facility available to the Company.

(B) JP Morgan wishes to accede as a New Bank pursuant to the provisions of paragraph 7 of the Original Facility Letter.

(C) The Banks wish to increase the individual Credit Line made available by Barclays and HSBC and the aggregate Facility Limit applicable to the Facility.

(D) The Banks and the Company have agreed to amend the Original Facility Letter as set out below.

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         "AMENDED FACILITY LETTER" means the Original Facility Letter, as amended by this Letter.

         "EFFECTIVE DATE" means the date on which the Banks have confirmed to the Company that they have received each of the documents listed in
         Schedule 1 (Conditions Precedent) in a form and substance satisfactory to the Banks.

         "JP MORGAN" means JP Morgan Chase Bank.

         "JPM COUNTER INDEMNITY" means the counter indemnity agreement dated on or about the date of this letter between the Company and JP Morgan pursuant to which the Company agrees (subject to the terms thereof) to indemnify JP Morgan against any loss, liability or

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         reasonable cost incurred by JP Morgan in respect of or in connection with the Bonding Documents entered into or issued by JP Morgan.

         "JPM DOCUMENTS" means each of the JPM Counter Indemnity and the JPM Security over Cash Agreement.

         "JPM SECURITY OVER CASH AGREEMENT" means the agreement dated on or about the date of this letter between the Company and JP Morgan setting out the terms and conditions applicable to Deposits placed by the Company with JP Morgan as security for its obligations (whether actual or contingent, present or future and whether incurred as principal or surety) to indemnify JP Morgan under the Bonding Documents entered into by JP Morgan with the Company.

1.2      INCORPORATION OF DEFINED TERMS

         (a) Unless a contrary indication appears, a term defined in the Original Facility Letter or in any notice given under or in connection therewith has the same meaning in this Letter.

         (b) The principles of construction set out in the Original Facility Letter shall have effect as if set out in this Letter.

1.3      CLAUSES

         (a) In this Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule of this Letter.

         (b)      Clause and Schedule headings are for ease of reference only.

2.       NEW BANK

         With effect from the Effective Date it is agreed by each of the parties to this letter that JP Morgan shall accede to the Amended Facility Letter as a New Bank pursuant to paragraph 7 (New Banks) of the Amended Facility Letter and shall benefit from and shall be subject to all the rights and obligations applicable to the Banks as set out in the Amended Facility Letter.

3.       AMENDMENT

         With effect from the Effective Date the Original Facility Letter shall be amended as set out in Schedule 2 (Amendments to Original Facility Letter) and references to the Facility Letter in any Bonding Document (howsoever described) shall be construed as a reference to the Amended Facility Letter.

4.       REPRESENTATIONS

         The Company makes the representations contained in paragraph 5 of the Amended Facility Letter as if each reference therein to the "BONDING DOCUMENTS" includes a reference to (a) this Letter; (b) the JPM Documents; and (c) (for the purposes of paragraph 5.1.4 only of the Amended Facility Letter) the Amended Facility Letter.

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5.       CONTINUITY AND FURTHER ASSURANCE

5.1      CONTINUING OBLIGATIONS

         The provisions of the Bonding Documents shall, save as amended in this Letter, continue in full force and effect.

6.       COSTS, EXPENSES AND TAXES

         The reference to Bonding Documents in Clause 6 (Costs, Expenses and Taxes) in the Original Facility Letter shall be construed to include this Letter, the Amended Facility Letter and the JPM Documents.

7.       MISCELLANEOUS

7.1      INCORPORATION OF TERMS

         The provisions of paragraph 13 (Remedies and Waivers, Partial Invalidity) and paragraph 16 (Governing Law and Jurisdiction), of the Original Facility Letter shall be incorporated into this Letter as if set out in full in this Letter and as if references in those clauses to "this Facility Letter" or "the Bonding Documents" are references to this Letter.

7.2      COUNTERPARTS

         This Letter may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Letter.

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                                                                  CONFORMED COPY

THIS LETTER has been entered into on the date stated at the beginning of this Letter.

Yours faithfully,

I F MCMILLAN                              BARRY COLE
----------------------------------        --------------------------------------
For and on behalf of HSBC Bank plc        For and on behalf of Barclays Bank PLC

Name:  I F McMillan                       Name:  Barry Cole

Title: Senior Manager                     Title: Director, Barclays Capital

MICHAEL F WHARRAD
---------------------------------
For and on behalf of JP Morgan Chase Bank

Name:  Michael F Wharrad

Title: Vice President

J LONG

-----------------------------
Accepted for and on behalf of
Marconi Bonding Limited
(the "COMPANY")

Name:  J Long

Title: Director and Company Secretary

                                                                  CONFORMED COPY

                                   SCHEDULE 1
                              CONDITIONS PRECEDENT

1.       OBLIGORS

         (a)      A copy of this Letter duly signed by the Company.

         (b) A certified true copy of a resolution of the board of directors of the Company:

                  (i) approving the terms of, and the transactions contemplated by, this Letter and resolving that it execute this Letter;

                  (ii) approving the terms of, and the transactions contemplated by the JPM Documents and resolving that it executes them;

                  (iii) authorising a specified person or persons to execute this Letter and the JPM Documents on its behalf; and

                  (iv) specifying the names of those officers of the Company whose instructions (jointly or alone) the Banks are authorised to accept in all matters concerning the Facility and confirmed specimens of the signatures of those officers and the authorised signatory referred to in sub-paragraph (iii) above, if not already know to the Banks;

         (c) A certified true copy of the Company's Certificate of Incorporation and Memorandum and Articles of Association;

         (d) Properly completed bank mandate letters in the form of the same provided by JP Morgan; and

         (e) Each of the JPM Documents duly executed by the Company pursuant to the resolutions specified above.

         (f) A legal opinion of Clifford Chance LLP addressed to JP Morgan in respect of the Amended Facility Letter and the JPM Documents.

                                                                  CONFORMED COPY

                                   SCHEDULE 2

                     AMENDMENTS TO ORIGINAL FACILITY LETTER

2. The following amendments shall be made to the definitions in clause 1 (Interpretation) of the Original Facility Letter.

         "ELIGIBLE SUBSIDIARY" means any subsidiary of Marconi Corporation plc, a company incorporated under the laws of England and Wales (registered number 00067307) whose registered office is at 1 Bruton Street, London W1J 6AQ (and "subsidiary shall have the meaning given to such term in section 736 of the Companies Act 1985).

         "GROUP" means Marconi plc (or, if Marconi plc is no longer the ultimate holding company of the Marconi group, its successor) and its subsidiaries for the time being.

         "JP MORGAN" means JP Morgan Chase Bank;

         "CREDIT LINE" means in respect of Barclays L50,000,000, in respect of HSBC L50,000,000 and in respect of JP Morgan L50,000,000 or such other amounts as may be agreed between the Banks and the Company from time to time (provided that the aggregate of the Credit Lines of each of Barclays, HSBC and JP Morgan shall not exceed the Facility Limit) in each case to the extent not cancelled, reduced or transferred by it under this Facility Letter.

         "FACILITY LIMIT" means L150,000,000 (or the equivalent in other currencies) or such higher amount as may be agreed between the Banks and the Company from time to time.

         "NEW BANK" means JP Morgan or any other financial institution which accedes as such pursuant to paragraph 7 (New Banks).

3. The following shall be added to the end of clause 9 (Notices) of the Original Facility Letter:

         JP Morgan Chase Bank

         Address:   125 London Wall
                    London EC2Y 5AO

         Fax:       020 7777 5237/2348

         Attention: Julie Farrant/Sue Dalton

                                                                  CONFORMED COPY

HSBC BANK PLC              BARCLAYS BANK PLC             JP MORGAN CHASE BANK
POULTRY                    54 LOMBARD STREET             125 LONDON WALL
LONDON  EC2P 2BX           LONDON  EC3P 3AH              LONDON EC2Y 5AJ

To: The Directors
    Marconi Bonding Limited (the "COMPANY")
    4th Floor, Regents Place
    338 Euston Road
    London NW1 3BT

                                                                 28th March 2003

Dear Sirs,

SECOND AMENDMENT LETTER TO PERFORMANCE BOND FACILITY LETTER

We refer to the L150,000,000 performance bond facility letter dated 10 May 2002 (as amended on 24 October 2002) made between HSBC Bank plc ("HSBC"), Barclays Bank PLC ("BARCLAYS"), JP Morgan Chase Bank ("JP MORGAN") and Marconi Bonding Limited (the "COMPANY") (the "ORIGINAL FACILITY LETTER").

RECITALS:

(A) Pursuant to the Original Facility Letter HSBC, Barclays and JP Morgan have made a bonding facility available to the Company.

(B) The Company wishes to have the ability to renew certain Bonds immediately prior to their expiry.

(C) The Banks and the Company have agreed to amend the Original Facility Letter as set out below.

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         "AMENDED FACILITY LETTER" means the Original Facility Letter, as amended by this Letter.

         "EFFECTIVE DATE" means the date on which the Banks have confirmed to the Company that they have received each of the documents listed in
         Schedule 1 (Conditions Precedent) in a form and substance satisfactory to the Banks.

                                                                  CONFORMED COPY

1.2      INCORPORATION OF DEFINED TERMS

         (a) Unless a contrary indication appears, a term defined in the Original Facility Letter or in any notice given under or in connection therewith has the same meaning in this Letter.

         (b) The principles of construction set out in the Original Facility Letter shall have effect as if set out in this Letter.

1.3      CLAUSES

         (a) In this Agreement any reference to a "Paragraph" or "Schedule" is, unless the context otherwise requires, a reference to a Paragraph or Schedule of this Letter.

         (b) Paragraph and Schedule headings are for ease of reference only.

2.       AMENDMENT

         With effect from the Effective Date the Original Facility Letter shall be amended as set out in Schedule 2 (Amendments to Original Facility Letter) and references to the Facility Letter in any Bonding Document (howsoever described) shall be construed as a reference to the Amended Facility Letter.

3.       REPRESENTATIONS

         The Company makes the representations contained in paragraph 5 of the Amended Facility Letter as if each reference therein to the "Bonding Documents" includes a reference to (a) this Letter and (b) (for the purposes of paragraph 5.1.4 only of the Amended Facility Letter) the Amended Facility Letter.

4.       CONTINUITY AND FURTHER ASSURANCE

4.1      CONTINUING OBLIGATIONS

         The provisions of the Bonding Documents shall, save as amended in this Letter, continue in full force and effect.

5.       COSTS, EXPENSES AND TAXES

         The reference to Bonding Documents in paragraph 6 (Costs, Expenses and Taxes) in the Original Facility Letter shall be construed to include this Letter and the Amended Facility Letter.

6.       MISCELLANEOUS

6.1      INCORPORATION OF TERMS

         The provisions of paragraph 13 (Remedies and Waivers, Partial Invalidity) and paragraph 16 (Governing Law and Jurisdiction), of the Original Facility Letter shall be incorporated into this Letter as if set out in full in this Letter and as if references in those paragraphs to "this Facility Letter" or "the Bonding Documents" are references to this Letter.

                                                                  CONFORMED COPY

6.2      COUNTERPARTS

         This Letter may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Letter.

                                                                  CONFORMED COPY

THIS LETTER has been entered into on the date stated at the beginning of this Letter.

Yours faithfully,

IAN McMILLAN (signed)                     BARRY COLE (signed)
----------------------------------        --------------------------------------
For and on behalf of HSBC Bank plc        For and on behalf of Barclays Bank PLC

Name:  I F McMILLAN                       Name:  BARRY COLE

Title: SENIOR MANAGER                     Title: DIRECTOR, BARCLAYS
                                                 CAPITAL

MICHAEL WHARRAD (signed)
----------------------------------
For and on behalf of JP Morgan Chase Bank

Name:  MICHAEL F WHARRAD

Title: VP

T.C.R. SHEPHERD (signed)
----------------------------------
Accepted for and on behalf of
Marconi Bonding Limited

Name:  T.C.R. SHEPHERD

Title: LAWYER (AUTHORISED
       SIGNATORY)

                                                                  CONFORMED COPY

                                   SCHEDULE 1
                              CONDITIONS PRECEDENT

1.       A copy of this Letter duly signed by the Company.

2. A certified true copy of a resolution of the board of directors of the Company approving the terms of, and the transactions contemplated by, this Letter and resolving that it execute this Letter.

3.       A certificate of a duly authorised officer of the Company either:

         (a)      confirming that there has been no change:

                  (i) in the names of the officers whose instructions (whether acting jointly or alone) the Banks are authorised to accept in all matters concerning the Facility (as previously notified to the Banks under the Original Facility Letter); or

                  (ii) to the Company's Certificate of Incorporation and Memorandum and Articles of Association (as previously delivered to Banks under the Original Facility Letter); or

         (b) if there has been any change in the information referred to in paragraph (a) above:

                  (i) setting out the names and specimen signatures of the officers referred to sub-paragraph (a) (i) above; and/or

                  (ii) attaching a certified true copy of the constitutional documents referred to in sub-paragraph (a) (ii) above.

                                                                  CONFORMED COPY

                                   SCHEDULE 2
                     AMENDMENTS TO ORIGINAL FACILITY LETTER

1. The following definitions shall be inserted into paragraph 1 (Interpretation) of the Original Facility Letter:

         ""CORP SCHEME" means a scheme of arrangement under section 425 of the Companies Act 1985 of certain liabilities of Marconi Corporation plc."

         "CORP SCHEME EFFECTIVE DATE" means the date on which the office copy of the Orders of the High Court sanctioning the Corp Scheme is delivered to the Registrar of Companies for registration as required by Section 425 of the Companies Act 1985 (as amended).

         "ORIGINAL BOND" means any Bond:

         (a) issued during the Availability Period having an expiry date which will be automatically extended in accordance with its terms, unless the beneficiary thereof has received notification from the relevant Bank to the contrary;

         (b) issued during the Availability Period having an expiry date which may be extended by the relevant Bank upon the request of the beneficiary thereof in accordance with the terms thereof;

         (c) issued during the Availability Period in respect of any Eligible Subsidiary's contractual performance obligations to a third party which has an expiry date falling prior to the completion of performance of those obligations; or

         (d) issued under the Temporary Bonding Facility Letter which satisfies the criteria set out in paragraphs (a) to (c) above.

         A non-exhaustive list of such Bonds is attached, for illustrative purposes only, in the schedule hereto.

         "RENEWAL DATE" means the date on which the relevant Bank issues a Renewed Bond in accordance with paragraph 2.4.

         "RENEWED BOND" means any Original Bond as renewed by the Company in accordance with paragraph 2.4.

         "SCHEME DOCUMENTS" means the scheme of arrangement (together with the explanatory statement and all appendices, schedules and annexures to
         it) to be issued in connection with the Corp Scheme.

         "TEMPORARY BONDING FACILITY LETTER" means the bond issuance facility letter dated 8 February 2002 between HSBC, Barclays and the Company. "

2. The existing definitions of "Bond" and "Eligible Subsidiary" in paragraph 1 (Interpretation) of the Original Facility Letter shall be deleted and replaced with the following:

                                                                  CONFORMED COPY

         ""BOND" has the meaning ascribed to it in paragraph 2.2 and includes, for the avoidance of doubt, a Renewed Bond issued in accordance with paragraph 2.4.

         "ELIGIBLE SUBSIDIARY" means Marconi Corporation plc, a company incorporated under the laws of England and Wales (registered number 00067307) whose registered office is at New Century Park, PO Box 53, Coventry, W. Midlands CV3 1HJ, and any of its subsidiaries (and "subsidiary" shall have the meaning given to such term in s.736 of the Companies Act 1985)."

3. A new paragraph 2.4 shall be inserted at the end of paragraph 2 (Facility) of the Original Facility Letter as follows:

         "Notwithstanding the expiry of the Availability Period (whether express or otherwise upon the occurrence of the Corp Scheme Effective Date), the Company may request the relevant Bank to issue a Renewed Bond at least 5 Business Days (or such shorter period as may otherwise be agreed between the Company and the relevant Bank) prior to the earliest expiry date of the relevant Original Bond PROVIDED THAT:

         (a) any Renewed Bond issued as a result of such renewal is issued in the same form, on the same terms (save for (i) the expiry date, (ii) the amount, which the parties agree may be less, but not more, than the amount of the Original Bond, and (iii) the granting of security over cash collateral in respect of an Original Bond issued under the Temporary Bonding Facility Letter) and in favour of the same beneficiary as the Original Bond and is, in all other respects, deemed to be issued under this Facility Letter; and

         (b) the aggregate Outstanding Liability Amount in respect of all Renewed Bonds shall not exceed L40 million."

4. A new paragraph 2.5 shall be inserted at the end of paragraph 2 (Facility) of the Original Facility Letter as follows:

         "The parties agree that any such Renewed Bond issued in accordance with paragraph 2.4 above shall:

         (a) be deemed to be a Bond issued pursuant to the Bonding Documents by the relevant Bank and subject to the terms thereof;

         (b) subject to paragraph 2.6 below, be covered by the terms and subject to the conditions of the Counter Indemnity and the Security over Cash Agreement between the Company and the relevant Bank; and

         (c) subject to paragraph 2.6 below, be a Bond in respect of which the Company is obliged to deposit cash as security in the Relevant Account as defined in, and pursuant to the terms of, the relevant Counter Indemnity."

5. A new paragraph 2.6 shall be inserted at the end of paragraph 2 (Facility) of the Original Facility Letter as follows:

         "In the event that a Renewed Bond is issued in accordance with paragraph 2.4 above:

                                                                  CONFORMED COPY

         (a) The Deposit relating to the Original Bond which is the subject of the renewal (other than if the Original Bond is a Bond issued under the Temporary Bonding Facility Letter) shall, to the extent that the relevant Bank continues to hold that Deposit, be deemed to constitute the Deposit required for the Renewed Bond in accordance with the terms of the relevant Counter Indemnity, PROVIDED THAT, if as at the Renewal Date, the Outstanding Liability Amount of the Renewed Bond ("RENEWED OUTSTANDING AMOUNT") is less than the Outstanding Liability Amount of the relevant Original Bond (the "ORIGINAL OUTSTANDING AMOUNT"), then the relevant Bank shall release to the Company an amount equal to the amount (if any) by which the Renewed Outstanding Amount is less than the Original Outstanding Amount.

         (b) If the Original Bond which is the subject of the renewal is a Bond issued under the Temporary Bonding Facility Letter, then:

                  (i) the Company shall agree in writing with the relevant Bank to transfer, on or before the relevant Renewal Date, the cash collateral held by that Bank in respect of the Outstanding Liability Amount of the Original Bond under the Temporary Bonding Facility Letter into the secured Relevant Account in respect of the relevant Renewed Bond (and the amount so transferred shall constitute the Deposit relating to the Renewed Bond in accordance with the terms of the relevant Counter Indemnity);

                  (ii) cash collateral deposited under the terms of the Temporary Bonding Facility Letter with the relevant Bank in respect of the Original Bond shall be retained by the relevant Bank and shall be released only:

                           (A) after the Deposit is made in the Relevant Account in respect of the relevant Renewed Bond in accordance with sub-paragraph (i) above; and

                           (B)  if and to the extent that the Renewed
                           Outstanding Amount of the Renewed Bond is less than the Original Outstanding Amount of the Original Bond (in which case the relevant Bank shall release to the Company an amount equal to the amount (if any) by which the Renewed Outstanding Amount is less than the Original Outstanding Amount); and

                  (iii) for the avoidance of doubt, the transfer of cash collateral under the Temporary Bonding Facility Letter for the purposes and in accordance with sub-paragraph (i) above shall not constitute "Cash Collateral Releases" (as defined in the Scheme Documents).

6. A new paragraph 3.4 shall be inserted at the end of paragraph 3 (Utilisation) of the Original Facility Letter as follows:

         "Without prejudice to a Bank's rights under paragraph 3.1 and for the avoidance of doubt, no Bank shall be required to issue a Renewed Bond unless:

         (a) the form of the Renewed Bond has been agreed by the relevant Bank; and

                                                                  CONFORMED COPY

         (b) the identity of the beneficiary of the Renewed Bond is satisfactory to the relevant Bank,

         having regard to that Bank's formal internal policies at the relevant time, and to all relevant legal and regulatory restrictions."

7.       The words "(or, in respect of a Renewed Bond, on the relevant Renewal
         Date)" shall be inserted after the words "Issue Date" (wheresoever occurring) in sub-paragraph 4.2 of paragraph 4 (Commission) of the Original Facility Letter.

8. The schedule marked as "Schedule 1 (Performance Bonds)" and attached to this letter shall be inserted as Schedule 1 to the Original Facility Letter.

9. All references in the Original Facility Letter to the "issue" (howsoever described) of a Bond shall be deemed to include a reference to the issue of a Renewed Bond pursuant to paragraph 2.4 and the Original Facility Letter shall be amended and construed accordingly.

                                                                  CONFORMED COPY

                         SCHEDULE 1 (PERFORMANCE BONDS)

                         REGISTER OF BONDS & GUARANTEES
            BONDS EXPIRING / RECOVERED IN THE PERIOD APR 03 TO SEP 04

                                                                                           EXCHANGE   STERLING   LATEST   EXPECTED
                                                                                           RATE = L1    VALUE    EXPIRY    DATE OF
COUNTRY         BANK                   BENEFICIARY               TYPE LOCAL VALUE CURRENCY                L       DATE    RECOVERY
                                                                                                     52,858,568
China     JPM INTERIM 2    Bank of China                         SBLC  10,000,000   GBP      1.0000  10,000,000 31-Oct-03  1-Mar-07
US        JPM INTERIM 2    JP MORGAN CHASE MANHATTAN BANK        SBLC   9,367,750   USD      1.6098   5,819,201 02-Oct-03  1-Mar-22
UK        JPM INTERIM 2    JABIL CIRCUIT 1 OF 2                  SBLC   5,000,000   GBP      1.0000   5,000,000 30-Apr-04 31-Aug-03
Germany   HSBC INTERIM 2   Mannesmann Mobilfunk GmbH, Dusseldorf  WB    5,000,000   EUR      1.5342   3,259,028 31-Mar-04 29-Aug-06
UK        JPM INTERIM 2    JABIL CIRCUIT 2 OF 2                  SBLC   2,933,000   GBP      1.0000   2,933,000 30-Apr-04 29-Jun-04
US        BARCLAYS         JP MORGAN CHASE MANHATTAN BANK        SBLC   4,558,710   USD      1.6098   2,831,849 26-Oct-03 30-May-05
          INTERIM 2
US        HSBC INTERIM 2   ACE Insurance Company                 SBLC   3,978,137   USD      1.6098   2,471,200 31-May-03 30-May-05
UK        BARCLAYS         Jabil Circuit SPLIT                   SBLC   2,009,700   GBP      1.0000   2,009,700 31-Mar-03 15-Apr-03
          INTERIM 2
US        BARCLAYS         JP MORGAN CHASE MANHATTAN BANK        SBLC   3,030,000   USD      1.6098   1,882,221 28-Jul-03 29-Aug-06
          INTERIM 2
US        HSBC INTERIM     Indemnity Insurance Co of North       SBLC   3,000,000   USD      1.6098   1,863,586 28-Sep-02 29-Aug-06
                           America
          JPM INTERIM 2    BASICTEL                               PB    1,700,000   GBP      1.0000   1,700,000 30-Apr-03 30-May-03
Germany   HSBC INTERIM 2   Mannesmann Mobilfunk GmbH, Dusseldorf  PB    2,500,000   EUR      1.5342   1,629,514 31-Mar-04 29-Aug-05
Kuwait    HSBC INTERIM 2   Ministry of Communications             BB      610,000   KWD      0.4756    1,282,59 01-Mar-03 30-May-03
PRC       HSBC INTERIM 2   ANZ Bank, London for MoR contract      WB    1,456,679   USD      1.6098     904,882 22-May-03 14-Aug-03
US        JPM INTERIM 2    JP MORGAN CHASE (PACIFIC EMPLOYERS)   SBLC   1,400,000   USD      1.6098     869,673 16-Mar-04 30-May-05
Germany   JPM INTERIM 2    Vodafone D2, Dusseldorf                WB    1,000,000   EUR      1.5342     651,806 31-Mar-04 30-May-04
          JPM INTERIM 2    MAROC TELECOM                          WB      600,000   GBP      1.0000     600,000 14-Feb-04 14-Apr-04
China     HSBC INTERIM 2   China National Machinery Import and   ADV      915,000   USD      1.6098     568,394 30-Apr-03 30-May-03
                           Export Corporation
Belgium   BARCLAYS INTERIM Association Momantanee                 PB      800,000   EUR      1.5342     521,444 21-Mar-03 20-Oct-04
          JPM INTERIM 2    OTHER BB                               BB      450,000   GBP      1.0000     450,000 13-Aug-03 12-Sep-03
          JPM INTERIM 2    ITC                                    BB      444,000   GBP      1.0000     444,000 11-Sep-03 10-Nov-03
Australia HSBC INTERIM 2   IP1 (Australia) PTY Ltd.               WB      966,861   AUD      2.8590     338,182 30-Aug-03 29-Oct-03
Australia BARCLAYS         IP1 (Australia) Pty Ltd                PB      966,861   AUD      2.8590     338,182 19-Dec-03 17-Feb-04
          INTERIM A
Germany   JPM INTERIM 2    Vodafone D2, Dusseldorf                PB      500,000   EUR      1.5342     325,903 31-Mar-04 30-May-04
US        BARCLAYS         JP MORGAN CHASE MANHATTAN BANK        SBLC     522,170   USD      1.6098     324,369 27-Aug-03 26-Oct-03
          INTERIM 2
          JPM INTERIM 2    OTHER BB                               BB      300,000   GBP      1.0000     300,000 11-Sep-03 10-Nov-03
India     HSBC INTERIM 2   ANZ                                    PB   21,976,624  INR      77.1947     284,691 30-Dec-03 30-Mar-04
          JPM INTERIM 2    CYTA                                  ADV      259,200   GBP      1.0000     259,200 15-Jul-04 13-Sep-04
          JPM INTERIM 2    OTHER ADV                             ADV      250,000   GBP      1.0000     250,000 14-Aug-04 30-Sep-04
Morocco   BARCLAYS         Maroc Telecom                          RB      349,593  EUR       1.5342     227,867 24-Jun-04 23-Aug-04
          INTERIM 2
Bahrain   HSBC INTERIM 2   Batelco                                WB      320,000   USD      1.6098     198,782 30-Apr-03  1-Apr-03
HK        BARCLAYS         New Cosmos HK Ltd                      PB      285,407   EUR      1.5342     186,030  6-Apr-03  6-Apr-03
          INTERIM A
ITALY     BARCLAYS         FASTWEB                                PB      250,000   EUR      1.5342     162,951 31-Dec-03 29-Feb-04
          INTERIM 2
          JPM INTERIM 2    CHINA NATIONAL TECHNICAL IMPORT &              147,200   GBP      1.0000     147,200 30-May-04 29-Jul-04
                           EXPORT CORPORATION
          JPM INTERIM 2    CHINA NATIONAL POSTAL &                        120,000   GBP      1.0000     120,000 30-Apr-04 29-Jun-04
                           TELECOMMUNICATIONS APPLIANCES
                           CORPORATION
Germany   HSBC INTERIM 2   Syrian Arab Republic                   AP      183,736   EUR      1.5342     119,760  4-Nov-02 29-Dec-03
HK        HSBC INTERIM     World Tender Industrial Ltd            PB   20,191,200   JPY    191.0469     105,687 26-Jan-04 26-Mar-04
Poland    BARCLAYS INTERIM TPSA                                   PB      157,896   EUR      1.5342     102,917 21-Mar-03  1-Apr-03
CYPRUS    BARCLAYS INTERIM Cyprus Telecommunications Authority    PB      116,551   EUR      1.5342      75,969 30-Sep-03 29-Nov-03
          JPM INTERIM 2    AUSTRALIA                                       69,000   GBP      1.0000      69,000 31-Jul-03 30-Aug-03
CYPRUS    BARCLAYS         Cyprus Telecommunications Authority    BB       50,000   CYP      0.8986      55,642 26-Mar-03 30-May-03
          INTERIM 2
Belgium   BARCLAYS INTERIM Association Momantanee                 PB       80,000   EUR      1.5342      52,144 22-Mar-03  1-Apr-03
Belgium   BARCLAYS INTERIM Association Momantanee                 PB       80,000   EUR      1.5342      52,144 22-Mar-03 20-Oct-04
Israel    JPM INTERIM 2    Cellcom                                PB       75,000   USD      1.6098      46,590 31-Dec-03 29-Feb-04
CYPRUS    JPM INTERIM 2    Cyprus TPB                             PB       35,000   CYP      0.8986      38,949 20-Jun-03 20-Jul-03
JORDAN    BARCLAYS         JORDAN TELECOM                         PB       61,845   USD      1.6098      38,418 28-Feb-03 30-May-03
          INTERIM 2
JORDAN    BARCLAYS         JORDAN TELECOM                        ADV       61,845   USD      1.6098      38,418 28-Feb-03 30-May-03
          INTERIM 2
Jordan    BARCLAYS         JTC                                    PB       53,711   USD      1.6098      33,365 30-Apr-04 30-Jun-04
          INTERIM 2
Singapore BARCLAYS INTERIM Singapore Telecommunications Ltd.      PB       30,000   GBP      1.0000      30,000 21-Dec-02 29-Apr-05
CHILE     HSBC INTERIM     COMPANIA DE TELECOMUNICACIONES DE      PB       43,888   USD      1.6098      27,263 30-Jun-03 30-Jul-03
                           CHILE (C.T.C.)
China     HSBC INTERIM 2   China National Technical Import and    WB       41,089   USD      1.6098      25,524 30-Aug-03 29-Oct-03
                           Export Corporation
China     HSBC INTERIM 2   CNTEIC                                 WB       31,565   USD      1.6098      19,608 31-Dec-03 29-Feb-04
Portugal  BARCLAYS         PT COMMUNICACIONES                     WB       27,077   EUR      1.5342      17,649 14-Jul-04 30-Sep-04
          INTERIM A
          JPM INTERIM 2    ARCOR - DB TELEMATIC                            16,000   GBP      1.0000      16,000 31-Oct-03 30-Dec-03
Malta     HSBC INTERIM 2   Maltacom                               BB       12,334   EUR      1.5342       8,039 17-Apr-03 17-May-03
Jordan    BARCLAYS         JTC                                    PB       10,431   USD      1.6098       6,480 30-Apr-04 30-Jun-04
          INTERIM 2
Germany   HSBC INTERIM     Wasser-Und Schiff Ltd                  PB        9,203   EUR      1.5342       5,999 30-Jan-04 30-Mar-04
CYPRUS    BARCLAYS         Cyprus Telecommunications Authority    PB        3,844   EUR      1.5342       2,506 19-Mar-04 29-May-04
          INTERIM 2
Iran      HSBC INTERIM 2   Electronic Components Industries       BB      652,398   USD      1.6098     405,266   NO DATA  1-Apr-03
US        BARCLAYS         JP Morgan Chase                       SBLC     498,695   USD      1.6098     309,787   NO DATA 30-Jan-04
          INTERIM 2

[CLIFFORD CHANCE LOGO]                             LIMITED LIABILITY PARTNERSHIP

                                                                  CONFORMED COPY

                                BARCLAYS BANK PLC

                                 AS ISSUING BANK

                                       AND

                             MARCONI BONDING LIMITED

                                   AS COMPANY

             ------------------------------------------------------

                           COUNTER INDEMNITY AGREEMENT

             ------------------------------------------------------

                                    CONTENTS

CLAUSE                                                  PAGE
1.      Definitions And Interpretation................    1

2.      The Performance Bond Facility.................    3

3.      The Indemnity.................................    3

4.      Cash Security.................................    4

5.      Revaluation...................................    4

6.      Effectiveness Of Indemnity....................    5

7.      Obligations Absolute..........................    6

8.      Currency Conversion...........................    7

9.      Miscellaneous Clauses.........................    7

                           COUNTER INDEMNITY AGREEMENT

THIS AGREEMENT is made on 10 May 2002

BETWEEN

(1) Barclays Bank PLC, operating through its division Barclays Capital of 5 The North Colonnade, Canary Wharf, London E14 4BB and fax number 0207 773 3661 (the "ISSUING BANK"); and

(2) MARCONI BONDING LIMITED (the "COMPANY") of 1 Bruton Street, London W1J 6AQ (registered number 3818628).

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1 Terms defined in the Bonding Facility Letter and the principles of interpretation set out therein shall, unless otherwise provided herein, apply to this Agreement.

1.2      In this Agreement:

         "ACCOUNTS" means the Sterling Account, the Euro Account, the Dollar Account and any New Currency Account(s).

         "ACCOUNT BALANCE" means, in relation to an Account, the total sum standing to the credit of such Account.

         "ADDITIONAL CURRENCY" means any currency approved by the Issuing Bank pursuant to Clause 4.3.

         "APPROVED CURRENCY" means Euro, US Dollars, Sterling or any Additional Currency.

         "ASSOCIATED ACCOUNT" means any account opened or maintained with the Issuing Bank or any investment arrangements entered into by the Issuing Bank for the purposes of giving effect to the interest payment provisions agreed between the Company and the Issuing Bank from time to time pursuant to Clause 4 of the Security over Cash Agreement.

         "BONDING FACILITY LETTER" means the L60,000,000 bond issuance facility letter delivered by HSBC Bank plc and Barclays Bank PLC to the Company and accepted by the Company on or about the date hereof.

         "CORRESPONDENT" means (unless otherwise agreed by the parties) any bank or other financial institution through which the Issuing Bank conducts business in a jurisdiction where it does not have its own branch or place of business.

         "DEPOSIT" shall have the meaning given to such term in Clause 4.1.

         "DOLLAR ACCOUNT" means the US Dollar denominated account held in the name of the Company with the Issuing Bank, sort code 200000 account number 88391788, and any Associated Account denominated in US Dollars.

         "DOLLAR EQUIVALENT" means, in relation to an amount of a currency other than US Dollars, the amount of US Dollars required to purchase such other currency amount at the Issuing Bank's spot rate of exchange for the purchase of such other currency with US Dollars at or about 11.00 am on the date on which the calculation is required.

         "EURO" means the single currency unit of the Participating Member
         States.

         "EURO ACCOUNT" means the Euro denominated account held in the name of the Company with the Issuing Bank, sort code 200000, account number 75482688 and any Associated Account denominated in Euro.

         "FOREIGN CURRENCY BOND" has the meaning ascribed to it in Clause 4.2.

         "ISSUE DATE" means, in respect of any Bond, the date upon which the Issuing Bank issues such Bond.

         "NEW CURRENCY ACCOUNT" has the meaning ascribed to it in Clause 4.3 which meaning shall include any Associated Account denominated in such currency.

         "OUTSTANDING LIABILITY AMOUNT" means, at any time, in respect of any Bond issued by the Issuing Bank and outstanding, the maximum amount of all liabilities (whether actual or contingent and whether presently payable or not) of the Issuing Bank under or in connection with such Bond and, for the avoidance of doubt, any liability of the Issuing Bank under or in connection with such Bond (whether or not discharged by the Issuing Bank) shall not be included in the calculation of the Outstanding Liability Amount for a Bond to the extent that the same has been reimbursed to the Issuing Bank by the Company in accordance with Clause 3 of this Agreement or discharged by way of set off in accordance with the terms and subject to the conditions set out in the Security over Cash Agreement.

         "PARTICIPATING MEMBER STATE" means any member state of the European Union which has adopted the Euro as its lawful currency at the relevant time.

         "PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond and, in respect of any other part of the Secured Obligations, the currency in which such part of the Secured Obligations is payable.

         "RELEVANT ACCOUNT" means:

         (a)      in relation to a Bond denominated in Sterling, the Sterling
                  Account;

         (b)      in relation to a Bond denominated in Euro, the Euro Account;

         (c) in relation to a Bond denominated in US Dollars or any other currency (other than an Approved Currency), the Dollar Account; and

         (d) in relation to a Bond denominated in an Additional Currency, the relevant New Currency Account.

         "RELEVANT CURRENCY" means, with respect to any Deposit or Account Balance which collateralises the Secured Obligations:

         (a) where the Payment Currency of the relevant part of the Secured Obligations is Sterling, Sterling;

         (b) where the Payment Currency of the relevant part of the Secured Obligations is Euro, Euro;

         (c) where the Payment Currency of the relevant part of the Secured Obligations is US Dollars (or any other currency other than an Approved Currency), US Dollars; and

         (d) where the Payment Currency of the relevant part of the Secured Obligations is an Additional Currency, such currency.

         "SECURED OBLIGATIONS" means all obligations owing to the Issuing Bank under or pursuant to Clause 3 of this Agreement whether present or future, actual or contingent, as principal or as surety.

         "SECURITY OVER CASH AGREEMENT" means the agreement dated on or about the date hereof between the Issuing Bank and the Company as chargor setting out the terms and conditions applicable to Deposits placed by the Company with the Issuing Bank.

         "STERLING" means the lawful currency of the United Kingdom from time to time.

         "STERLING ACCOUNT" means the sterling denominated account held in the name of the Company with the Issuing Bank, sort code 200000, account number 30132233, and any Associated Account denominated in Sterling.

         "US DOLLARS" means the lawful currency of the United States of America from time to time.

1.3 In this Agreement, any reference to (a) a "Clause" is, unless otherwise stated, a reference to a Clause hereof and (b) "this Agreement", the "Security over Cash Agreement" or the "Bonding Facility Letter" is a reference to this Agreement, the Security over Cash Agreement or the Bonding Facility Letter (as applicable) as amended, varied or supplemented from time to time. Clause headings are for ease of reference only.

2.       THE PERFORMANCE BOND FACILITY

2.1 Pursuant to the terms of the Bonding Facility Letter, the Company requests the Issuing Bank to issue Bonds from time to time on the terms and subject to the conditions set out in the Bonding Facility Letter.

2.2 It is a condition of the Facility being made available to the Company that the Company agrees to indemnify the Issuing Bank on the terms and subject to the conditions set out herein.

3.       THE INDEMNITY

         The Company agrees immediately on demand to indemnify the Issuing Bank against any loss, liability or reasonable cost incurred by the Issuing Bank in respect of or in connection with the Bonding Documents entered into or issued by the Issuing Bank.

4.       CASH SECURITY

4.1 Subject to Clause 4.2, as security for its obligations under Clause 3 above, the Company undertakes that by no later than 11a.m. on the proposed date of issue of a Bond by the Issuing Bank, it shall deposit, in the Relevant Currency, an amount equal to the Outstanding Liability Amount in respect of such Bond (each such sum, a "DEPOSIT") in the Relevant Account.

4.2 If the Payment Currency of a Bond is not an Approved Currency (a "FOREIGN CURRENCY BOND"), the relevant Deposit shall be an amount sufficient to ensure that the Account Balance (including the amount of such Deposit) of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank for which the Payment Currency is US Dollars, equals at least 105 per cent of the Dollar Equivalent (as at the proposed Issue Date of the Relevant Bond) of the aggregate of the Outstanding Liability Amount of each Foreign Currency Bond issued by the Issuing Bank (including the Bond to be issued on the proposed Issue
         Date).

4.3 The Company may at any time request that any currency be treated as an Approved Currency. If the Issuing Bank agrees (in its sole discretion) to such request, an account in such currency shall be opened with the Issuing Bank (a "NEW CURRENCY ACCOUNT"). Any Deposit in respect of a Bond denominated in such currency shall be paid into the relevant New Currency Account in accordance with Clause 4.1.

4.4 Without prejudice to Clause 5 below, the terms and conditions relating to each Deposit and the Accounts shall be governed by the Security over Cash Agreement.

5.       REVALUATION

5.1 On the last business day of each calendar month (a "REVALUATION DATE"), commencing in the month in which the Acceptance Date occurs, the Issuing Bank shall calculate the Dollar Equivalent (as at such Revaluation Date) of the aggregate of the Outstanding Liability Amount of each Foreign Currency Bond issued by the Issuing Bank.

5.2      If on the Revaluation Date:

         (a) the Account Balance of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank and denominated in US Dollars, is less than 105% of the Dollar Equivalent of the aggregate of the Outstanding Liability Amounts determined pursuant to Clause 5.1 above (the amount of such shortfall being the "DOLLAR SHORTFALL"), the Company shall, subject to Clause 5.4, deposit an amount in US Dollars equal to the Dollar Shortfall in the Dollar Account; or

         (b) the Account Balance of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank and denominated in US Dollars, exceeds 105% of the Dollar Equivalent of the aggregate of the Outstanding Liability Amounts determined pursuant to Clause 5.1 above (the amount of such excess being the "DOLLAR

                  EXCESS"), the Issuing Bank shall, subject to Clause 5.4, release to the Company from the Dollar Account an amount equal to the Dollar Excess.

5.3 The Issuing Bank shall notify the Company of its determination under Clause 5.2 within two Business Days of making such determination. Subject to Clause 5.4, any payment or release pursuant to Clause 5.2 shall be made by the relevant party within 2 Business Days of the relevant notification.

5.4 If, on any Revaluation Date, the Dollar Shortfall or Dollar Excess referred to in Clause 5.2, is less than US$50,000, no payment or release shall be required from the Company or the Issuing Bank pursuant to this Clause 5.

6.       EFFECTIVENESS OF INDEMNITY

6.1 The indemnity given to the Issuing Bank pursuant to Clause 3, and the rights, powers and remedies provided by this Agreement shall be cumulative, in addition to and independent of every other security which the Issuing Bank may at any time hold in respect of the obligations of the Company under the Bonding Documents or any rights, powers and remedies of the Issuing Bank in respect of the Facility provided by this Agreement or at law (each such right, power and remedy under the Agreement and at law being a "RIGHT").

6.2      No failure on the part of the Issuing Bank to exercise, or delay on its part in exercising, any Right shall operate as a waiver thereof, nor shall any single or partial exercise of a Right preclude any further or other exercise of that or any other Right.

6.3 The obligations of the Company under this Agreement shall not be discharged, impaired or otherwise affected by:

         6.3.1 any lack of validity, legality, effectiveness or enforceability of (i) the Bonding Documents or any agreement or instrument relating thereto (collectively, the "RELATED DOCUMENTS"); or (ii) any obligation under any Related Document;

         6.3.2 any amendment or waiver of or any consent to departure from or any release of any of the obligations of any party under all or any of the Related Documents other than in accordance with and to the extent expressly stated in any written amendment, waiver, consent or release (and subject to the conditions thereof) (and "written" shall include, for the avoidance of doubt, any communication by electronic mail);

         6.3.3 the existence of any claim, set-off, defence or other right which the Company or any Eligible Subsidiary may have at any time against the Issuing Bank or any other person or entity, whether in connection with the transactions contemplated in the Related Documents, or any unrelated transaction or the attachment (or similar order of court) of any payment under the Bonding Documents;

         6.3.4 any winding-up, dissolution, administration or re-organisation of or other change in the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person;

         6.3.5 any time or other indulgence being granted to the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person other than in accordance and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such indulgence;

         6.3.6 any failure to take or failure to realise the value of any collateral in respect of the obligations of the Company under the Related Documents or any release, discharge, exchange or substitution of any such collateral other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such release, discharge, exchange or substitution; or

         6.3.7 any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of the Company hereunder.

6.4 The Issuing Bank shall not be obliged to make any demand on the Company or any Eligible Subsidiary on whose behalf a Bond was issued, to take any action or obtain judgment in any court against any such party or to make or file any proof or claim in a liquidation or insolvency of any such party or to enforce or seek to enforce any security in respect of any obligations of the Company under the Bonding Documents before exercising any Right.

7.       OBLIGATIONS ABSOLUTE

         The obligations of the Company under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement in all circumstances (save where the same arises as a result of the negligence or wilful default of the Issuing Bank or where the Issuing Bank has actual notice that the claim made under any Bond is fraudulent or forged) including, without limitation, the circumstances described in Clauses 7.1 to 7.4 (inclusive) below.

7.1 The Company irrevocably authorises and directs the Issuing Bank to make any payments and comply with any demand which may be claimed or appear to the Issuing Bank to be claimed under any Bond issued by the Issuing Bank without any reference to or further authority, confirmation or verification from the Company and agrees that any payment which the Issuing Bank shall make in accordance, or appearing to be in accordance, with any Bond issued by it shall be binding upon the Company and shall be conclusive evidence that the Issuing Bank was liable to make such payment or comply with such demand.

7.2 The Company agrees (without prejudice to the above provision) that any demand made upon the Issuing Bank or its Correspondents for payment of any sum under any Bond issued by it or any of its Correspondents shall be deemed to be a valid and effective demand and the Issuing Bank and/or its Correspondents shall be entitled to treat it as such notwithstanding any actual lack of authority of the person making the demand if (a) the demand appears on its face to be in order; and (b) the demand appears to the Issuing

         Bank or its Correspondents to be made by or on behalf of the beneficiary named in such Bond.

7.3 The Company further agrees that, in the event that the relevant Bond stipulates that a demand made upon the Issuing Bank or its Correspondent shall be accompanied by any document or documents then, provided that it or they appear on their face to be in accordance with the terms of such Bond, such document or documents shall be deemed to be genuine and in accordance with the terms of the relevant Bond.

7.4 The Company finally agrees that the above conditions shall also apply to any extension of any Bond issued by the Issuing Bank (whether on the same or other terms and whether arising with the Company's agreement or by operation of law or otherwise) so that such conditions shall continue in respect of any such Bond as extended.

8.       CURRENCY CONVERSION

         For the purpose of or pending the discharge of any of the Secured Obligations (including all or any part of an Outstanding Liability Amount in respect of any Foreign Currency Bond), the Issuing Bank may convert any money received, recovered or realised or subject to application by it under this Agreement from the Relevant Currency of the Deposit against which the Issuing Bank has exercised any right of set off under Clause 3.1 of the Security over Cash Agreement to the Payment Currency of the relevant part of the Secured Obligations and any such conversion shall be effected at the Issuing Bank's spot rate of exchange for the time being for obtaining such Payment Currency with the Relevant Currency of the Deposit.

9.       MISCELLANEOUS CLAUSES

         The provisions of paragraph 16 (Governing Law and Jurisdiction) of the Bonding Facility Letter shall apply mutatis mutandis as if set out here in full.

IN WITNESS WHEREOF this Agreement has been signed on behalf of the Issuing Bank and the Company on the date specified above.

THE ISSUING BANK

Barclays Bank PLC

By:    BARRY COLE

Title: DIRECTOR

THE COMPANY

Marconi Bonding Limited

By:    J LONG

Title: DIRECTOR

[CLIFFORD CHANCE LOGO]                             LIMITED LIABILITY PARTNERSHIP

                                                                  CONFORMED COPY

                                  HSBC BANK PLC

                                 AS ISSUING BANK

                                       AND

                             MARCONI BONDING LIMITED

                                   AS COMPANY

   ---------------------------------------------------------------------------

                           COUNTER INDEMNITY AGREEMENT

   ---------------------------------------------------------------------------

                                    CONTENTS

CLAUSE                                                               PAGE
1.   Definitions And Interpretation..............................     1

2.   The Performance Bond Facility...............................     3

3.   The Indemnity...............................................     3

4.   Cash Security...............................................     4

5.   Revaluation.................................................     4

6.   Effectiveness Of Indemnity..................................     5

7.   Obligations Absolute........................................     6

8.   Currency Conversion.........................................     7

9.   Miscellaneous Clauses.......................................     7

                           COUNTER INDEMNITY AGREEMENT

THIS AGREEMENT is made on 10 May 2002

BETWEEN

(1) HSBC Bank plc of Poultry, London EC2P 2BX and fax number 020 7269 4800 (the "ISSUING BANK"); and

(2) MARCONI BONDING LIMITED (the "COMPANY") of 1 Bruton Street, London W1J 6AQ (registered number 3818628).

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1 Terms defined in the Bonding Facility Letter and the principles of interpretation set out therein shall, unless otherwise provided herein, apply to this Agreement.

1.2      In this Agreement:

        "ACCOUNTS" means the Sterling Account, the Euro Account, the Dollar Account and any New Currency Account(s).

        "ACCOUNT BALANCE" means, in relation to an Account, the total sum standing to the credit of such Account.

         "ADDITIONAL CURRENCY" means any currency approved by the Issuing Bank pursuant to Clause 4.3.

         "APPROVED CURRENCY" means Euro, US Dollars, Sterling or any Additional Currency.

        "ASSOCIATED ACCOUNT" means any account opened or maintained with the Issuing Bank or any investment arrangements entered into by the Issuing Bank for the purposes of giving effect to the interest payment provisions agreed between the Company and the Issuing Bank from time to time pursuant to Clause 4 of the Security over Cash Agreement.

        "BONDING FACILITY LETTER" means the L60,000,000 bond issuance facility letter delivered by HSBC Bank plc and Barclays Bank PLC to the Company and accepted by the Company on or about the date hereof.

        "CORRESPONDENT" means (unless otherwise agreed by the parties) any bank or other financial institution through which the Issuing Bank conducts business in a jurisdiction where it does not have its own branch or place of business.

        "DEPOSIT" shall have the meaning given to such term in Clause 4.1.

        "DOLLAR ACCOUNT" means the US Dollar denominated account held in the name of the Company with the Issuing Bank, sort code 40-05-15 account number 57401427, and any Associated Account denominated in US Dollars.

        "DOLLAR EQUIVALENT" means, in relation to an amount of a currency other than US Dollars, the amount of US Dollars required to purchased such other currency amount at the Issuing Bank's spot rate of exchange for the purchase of such other currency with US Dollars at or about 11.00 am on the date on which the calculation is required.

        "EURO" means the single currency unit of the Participating Member
        States.

        "EURO ACCOUNT" means the Euro denominated account held in the name of the Company with the Issuing Bank, sort code 40-05-15, account number 57401435 and any Associated Account denominated in Euro.

        "FOREIGN CURRENCY BOND" has the meaning ascribed to it in Clause 4.2.

        "ISSUE DATE" means, in respect of any Bond, the date upon which the Issuing Bank issues such Bond.

        "NEW CURRENCY ACCOUNT" has the meaning ascribed to it in Clause 4.3 which meaning shall include any Associated Account denominated in such currency.

        "OUTSTANDING LIABILITY AMOUNT" means, at any time, in respect of any Bond issued by the Issuing Bank and outstanding, the maximum amount of all liabilities (whether actual or contingent and whether presently payable or not) of the Issuing Bank under or in connection with such Bond and, for the avoidance of doubt, any liability of the Issuing Bank under or in connection with such Bond (whether or not discharged by the Issuing Bank) shall not be included in the calculation of the Outstanding Liability Amount for a Bond to the extent that the same has been reimbursed to the Issuing Bank by the Company in accordance with Clause 3 of this Agreement or discharged by way of set off in accordance with the terms and subject to the conditions set out in the Security over Cash Agreement.

        "PARTICIPATING MEMBER STATE" means any member state of the European Union which has adopted the Euro as its lawful currency at the relevant time.

        "PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond and, in respect of any other part of the Secured Obligations, the currency in which such part of the Secured Obligations is payable.

        "RELEVANT ACCOUNT" means:

        (a)      in relation to a Bond denominated in Sterling, the Sterling
                 Account;

        (b)      in relation to a Bond denominated in Euro, the Euro Account;

        (c) in relation to a Bond denominated in US Dollars or any other currency (other than an Approved Currency), the Dollar Account; and

        (d) in relation to a Bond denominated in an Additional Currency, the relevant New Currency Account.

        "RELEVANT CURRENCY" means, with respect to any Deposit or Account Balance which collateralises the Secured Obligations:

        (a) where the Payment Currency of the relevant part of the Secured Obligations is Sterling, Sterling;

        (b) where the Payment Currency of the relevant part of the Secured Obligations is Euro, Euro;

        (c) where the Payment Currency of the relevant part of the Secured Obligations is US Dollars (or any other currency other than an Approved Currency), US Dollars; and

        (d) where the Payment Currency of the relevant part of the Secured Obligations is an Additional Currency, such currency.

        "SECURED OBLIGATIONS" means all obligations owing to the Issuing Bank under or pursuant to Clause 3 of this Agreement whether present or future, actual or contingent, as principal or as surety.

        "SECURITY OVER CASH AGREEMENT" means the agreement dated on or about the date hereof between the Issuing Bank and the Company as chargor setting out the terms and conditions applicable to Deposits placed by the Company with the Issuing Bank.

        "STERLING" means the lawful currency of the United Kingdom from time to time.

        "STERLING ACCOUNT" means the sterling denominated account held in the name of the Company with the Issuing Bank, sort code 40-04-09, account number 01504991, and any Associated Account denominated in Sterling.

        "US DOLLARS" means the lawful currency of the United States of America from time to time.

1.3 In this Agreement, any reference to (a) a "Clause" is, unless otherwise stated, a reference to a Clause hereof and (b) "this Agreement", the "Security over Cash Agreement" or the "Bonding Facility Letter" is a reference to this Agreement, the Security over Cash Agreement or the Bonding Facility Letter (as applicable) as amended, varied or supplemented from time to time. Clause headings are for ease of reference only.

2.      THE PERFORMANCE BOND FACILITY

2.1 Pursuant to the terms of the Bonding Facility Letter, the Company requests the Issuing Bank to issue Bonds from time to time on the terms and subject to the conditions set out in the Bonding Facility Letter.

2.2 It is a condition of the Facility being made available to the Company that the Company agrees to indemnify the Issuing Bank on the terms and subject to the conditions set out herein.

3.      THE INDEMNITY

        The Company agrees immediately on demand to indemnify the Issuing Bank against any loss, liability or reasonable cost incurred by the Issuing Bank in respect of or in connection with the Bonding Documents entered into or issued by the Issuing Bank.

4.      CASH SECURITY

4.1 Subject to Clause 4.2, as security for its obligations under Clause 3 above, the Company undertakes that by no later than 11a.m. on the proposed date of issue of a Bond by the Issuing Bank, it shall deposit, in the Relevant Currency, an amount equal to the Outstanding Liability Amount in respect of such Bond (each such sum, a "DEPOSIT") in the Relevant Account.

4.2 If the Payment Currency of a Bond is not an Approved Currency (a "FOREIGN CURRENCY BOND"), the relevant Deposit shall be an amount sufficient to ensure that the Account Balance (including the amount of such Deposit) of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank for which the Payment Currency is US Dollars, equals at least 105 per cent of the Dollar Equivalent (as at the proposed Issue Date of the Relevant Bond) of the aggregate of the Outstanding Liability Amount of each Foreign Currency Bond issued by the Issuing Bank (including the Bond to be issued on the proposed Issue Date).

4.3 The Company may at any time request that any currency be treated as an Approved Currency. If the Issuing Bank agrees (in its sole discretion) to such request, an account in such currency shall be opened with the Issuing Bank (a "NEW CURRENCY ACCOUNT"). Any Deposit in respect of a Bond denominated in such currency shall be paid into the relevant New Currency Account in accordance with Clause 4.1.

4.4 Without prejudice to Clause 5 below, the terms and conditions relating to each Deposit and the Accounts shall be governed by the Security over Cash Agreement.

5.      REVALUATION

5.1 On the last business day of each calendar month (a "REVALUATION DATE"), commencing in the month in which the Acceptance Date occurs, the Issuing Bank shall calculate the Dollar Equivalent (as at such Revaluation Date) of the aggregate of the Outstanding Liability Amount of each Foreign Currency Bond issued by the Issuing Bank.

5.2     If on the Revaluation Date:

        (a) the Account Balance of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank and denominated in US Dollars, is less than 105% of the Dollar Equivalent of the aggregate of the Outstanding Liability Amounts determined pursuant to Clause 5.1 above (the amount of such shortfall being the "DOLLAR SHORTFALL"), the Company shall, subject to Clause 5.4, deposit an amount in US Dollars equal to the Dollar Shortfall in the Dollar Account; or

        (b) the Account Balance of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank and denominated in US Dollars, exceeds 105% of the Dollar Equivalent of the aggregate of the Outstanding Liability Amounts determined pursuant to Clause 5.1 above (the amount of such excess being the "DOLLAR

                 EXCESS"), the Issuing Bank shall, subject to Clause 5.4, release to the Company from the Dollar Account an amount equal to the Dollar Excess.

5.3 The Issuing Bank shall notify the Company of its determination under Clause 5.2 within two Business Days of making such determination. Subject to Clause 5.4, any payment or release pursuant to Clause 5.2 shall be made by the relevant party within 2 Business Days of the relevant notification.

5.4 If, on any Revaluation Date, the Dollar Shortfall or Dollar Excess referred to in Clause 5.2, is less than US$50,000, no payment or release shall be required from the Company or the Issuing Bank pursuant to this Clause 5.

6.      EFFECTIVENESS OF INDEMNITY

6.1 The indemnity given to the Issuing Bank pursuant to Clause 3, and the rights, powers and remedies provided by this Agreement shall be cumulative, in addition to and independent of every other security which the Issuing Bank may at any time hold in respect of the obligations of the Company under the Bonding Documents or any rights, powers and remedies of the Issuing Bank in respect of the Facility provided by this Agreement or at law (each such right, power and remedy under the Agreement and at law being a "RIGHT").

6.2     No failure on the part of the Issuing Bank to exercise, or delay on its part in exercising, any Right shall operate as a waiver thereof, nor shall any single or partial exercise of a Right preclude any further or other exercise of that or any other Right.

6.3 The obligations of the Company under this Agreement shall not be discharged, impaired or otherwise affected by:

        6.3.1 any lack of validity, legality, effectiveness or enforceability of (i) the Bonding Documents or any agreement or instrument relating thereto (collectively, the "RELATED DOCUMENTS"); or (ii) any obligation under any Related Document;

        6.3.2 any amendment or waiver of or any consent to departure from or any release of any of the obligations of any party under all or any of the Related Documents other than in accordance with and to the extent expressly stated in any written amendment, waiver, consent or release (and subject to the conditions thereof) (and "written" shall include, for the avoidance of doubt, any communication by electronic mail);

        6.3.3 the existence of any claim, set-off, defence or other right which the Company or any Eligible Subsidiary may have at any time against the Issuing Bank or any other person or entity, whether in connection with the transactions contemplated in the Related Documents, or any unrelated transaction or the attachment (or similar order of court) of any payment under the Bonding Documents;

        6.3.4 any winding-up, dissolution, administration or re-organisation of or other change in the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person;

        6.3.5 any time or other indulgence being granted to the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person other than in accordance and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such indulgence;

        6.3.6 any failure to take or failure to realise the value of any collateral in respect of the obligations of the Company under the Related Documents or any release, discharge, exchange or substitution of any such collateral other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such release, discharge, exchange or substitution; or

        6.3.7 any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of the Company hereunder.

6.4 The Issuing Bank shall not be obliged to make any demand on the Company or any Eligible Subsidiary on whose behalf a Bond was issued, to take any action or obtain judgment in any court against any such party or to make or file any proof or claim in a liquidation or insolvency of any such party or to enforce or seek to enforce any security in respect of any obligations of the Company under the Bonding Documents before exercising any Right.

7.      OBLIGATIONS ABSOLUTE

        The obligations of the Company under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement in all circumstances (save where the same arises as a result of the negligence or wilful default of the Issuing Bank or where the Issuing Bank has actual notice that the claim made under any Bond is fraudulent or forged) including, without limitation, the circumstances described in Clauses 7.1 to 7.4 (inclusive) below.

7.1 The Company irrevocably authorises and directs the Issuing Bank to make any payments and comply with any demand which may be claimed or appear to the Issuing Bank to be claimed under any Bond issued by the Issuing Bank without any reference to or further authority, confirmation or verification from the Company and agrees that any payment which the Issuing Bank shall make in accordance, or appearing to be in accordance, with any Bond issued by it shall be binding upon the Company and shall be conclusive evidence that the Issuing Bank was liable to make such payment or comply with such demand.

7.2 The Company agrees (without prejudice to the above provision) that any demand made upon the Issuing Bank or its Correspondents for payment of any sum under any Bond issued by it or any of its Correspondents shall be deemed to be a valid and effective demand and the Issuing Bank and/or its Correspondents shall be entitled to treat it as such notwithstanding any actual lack of authority of the person making the demand if (a) the demand appears on its face to be in order; and (b) the demand appears to the Issuing

        Bank or its Correspondents to be made by or on behalf of the beneficiary named in such Bond.

7.3 The Company further agrees that, in the event that the relevant Bond stipulates that a demand made upon the Issuing Bank or its Correspondent shall be accompanied by any document or documents then, provided that it or they appear on their face to be in accordance with the terms of such Bond, such document or documents shall be deemed to be genuine and in accordance with the terms of the relevant Bond.

7.4 The Company finally agrees that the above conditions shall also apply to any extension of any Bond issued by the Issuing Bank (whether on the same or other terms and whether arising with the Company's agreement or by operation of law or otherwise) so that such conditions shall continue in respect of any such Bond as extended.

8.      CURRENCY CONVERSION

        For the purpose of or pending the discharge of any of the Secured Obligations (including all or any part of an Outstanding Liability Amount in respect of any Foreign Currency Bond), the Issuing Bank may convert any money received, recovered or realised or subject to application by it under this Agreement from the Relevant Currency of the Deposit against which the Issuing Bank has exercised any right of set off under Clause 3.1 of the Security over Cash Agreement to the Payment Currency of the relevant part of the Secured Obligations and any such conversion shall be effected at the Issuing Bank's spot rate of exchange for the time being for obtaining such Payment Currency with the Relevant Currency of the Deposit.

9.      MISCELLANEOUS CLAUSES

        The provisions of paragraph 16 (Governing Law and Jurisdiction) of the Bonding Facility Letter shall apply mutatis mutandis as if set out here in full.

IN WITNESS WHEREOF this Agreement has been signed on behalf of the Issuing Bank and the Company on the date specified above.

THE ISSUING BANK

HSBC Bank plc

By:    CARLTON BROWN

Title: MANAGER

THE COMPANY

Marconi Bonding Limited

By:    J. LONG

Title: DIRECTOR

[CLIFFORD CHANCE LOGO]                             LIMITED LIABILITY PARTNERSHIP

                                                                  CONFORMED COPY

                              JP MORGAN CHASE BANK

                                 AS ISSUING BANK

                                       AND

                             MARCONI BONDING LIMITED

                                   AS COMPANY

   ---------------------------------------------------------------------------

                           COUNTER INDEMNITY AGREEMENT

   ---------------------------------------------------------------------------

                                    CONTENTS

CLAUSE                                                          PAGE
1.   Definitions And Interpretation.........................      1

2.   The Performance Bond Facility..........................      3

3.   The Indemnity..........................................      3

4.   Cash Security..........................................      4

5.   Revaluation............................................      4

6.   Effectiveness Of Indemnity.............................      5

7.   Obligations Absolute...................................      6

8.   Currency Conversion....................................      7

9.   Miscellaneous Clauses..................................      7

                           COUNTER INDEMNITY AGREEMENT

THIS AGREEMENT is made on 29 October 2002

BETWEEN

(1) JP MORGAN CHASE BANK (the "ISSUING BANK") of 125 London Wall, London EC2Y 5AJ and fax number 020 7777 5237/2348; and

(2) MARCONI BONDING LIMITED (the "COMPANY") of 1 Bruton Street, London W1J 6AQ (registered number 3818628).

IT IS AGREED as follows:

1.      DEFINITIONS AND INTERPRETATION

1.1 Terms defined in the Bonding Facility Letter and the principles of interpretation set out therein shall, unless otherwise provided herein, apply to this Agreement.

1.2     In this Agreement:

        "ACCOUNTS" means the Sterling Account, the Euro Account, the Dollar Account and any New Currency Account(s).

        "ACCOUNT BALANCE" means, in relation to an Account, the total sum standing to the credit of such Account.

        "ADDITIONAL CURRENCY" means any currency approved by the Issuing Bank pursuant to Clause 4.3.

        "APPROVED CURRENCY" means Euro, US Dollars, Sterling or any Additional Currency.

        "ASSOCIATED ACCOUNT" means any account opened or maintained with the Issuing Bank or any investment arrangements entered into by the Issuing Bank for the purposes of giving effect to the interest payment provisions agreed between the Company and the Issuing Bank from time to time pursuant to Clause 4 of the Security over Cash Agreement.

        "BONDING FACILITY LETTER" means the bond issuance facility letter dated 10 May 2002 between HSBC Bank plc, Barclays Bank Plc and the Company (as amended on or about the date hereof by an amendment letter between HSBC Bank plc, Barclays Bank Plc, the Issuing Bank and the Company).

        "CORRESPONDENT" means (unless otherwise agreed by the parties) any bank or other financial institution through which the Issuing Bank conducts business in a jurisdiction where it does not have its own branch or place of business.

        "DEPOSIT" shall have the meaning given to such term in Clause 4.1.

        "DOLLAR ACCOUNT" means the US Dollar denominated account held in the name of the Company with the Issuing Bank, sort code 60-92-42 account number 24864801, and any Associated Account denominated in US Dollars.

        "DOLLAR EQUIVALENT" means, in relation to an amount of a currency other than US Dollars, the amount of US Dollars required to purchased such other currency amount at the Issuing Bank's spot rate of exchange for the purchase of such other currency with US Dollars at or about 11.00 am on the date on which the calculation is required.

        "EURO" means the single currency unit of the Participating Member
        States.

        "EURO ACCOUNT" means the Euro denominated account held in the name of the Company with the Issuing Bank, sort code 60-92-42, account number 24864802 and any Associated Account denominated in Euro.

        "FOREIGN CURRENCY BOND" has the meaning ascribed to it in Clause 4.2.

        "ISSUE DATE" means, in respect of any Bond, the date upon which the Issuing Bank issues such Bond.

        "NEW CURRENCY ACCOUNT" has the meaning ascribed to it in Clause 4.3 which meaning shall include any Associated Account denominated in such currency.

        "OUTSTANDING LIABILITY AMOUNT" means, at any time, in respect of any Bond issued by the Issuing Bank and outstanding, the maximum amount of all liabilities (whether actual or contingent and whether presently payable or not) of the Issuing Bank under or in connection with such Bond and, for the avoidance of doubt, any liability of the Issuing Bank under or in connection with such Bond (whether or not discharged by the Issuing Bank) shall not be included in the calculation of the Outstanding Liability Amount for a Bond to the extent that the same has been reimbursed to the Issuing Bank by the Company in accordance with Clause 3 of this Agreement or discharged by way of set off in accordance with the terms and subject to the conditions set out in the Security over Cash Agreement.

        "PARTICIPATING MEMBER STATE" means any member state of the European Union which has adopted the Euro as its lawful currency at the relevant time.

        "PAYMENT CURRENCY" means, in respect of any Bond, the currency of denomination of such Bond and, in respect of any other part of the Secured Obligations, the currency in which such part of the Secured Obligations is payable.

        "RELEVANT ACCOUNT" means:

        (a)      in relation to a Bond denominated in Sterling, the Sterling
                 Account;

        (b)      in relation to a Bond denominated in Euro, the Euro Account;

        (c) in relation to a Bond denominated in US Dollars or any other currency (other than an Approved Currency), the Dollar Account; and

        (d) in relation to a Bond denominated in an Additional Currency, the relevant New Currency Account.

         "RELEVANT CURRENCY" means, with respect to any Deposit or Account Balance which collateralises the Secured Obligations:

        (a) where the Payment Currency of the relevant part of the Secured Obligations is Sterling, Sterling;

        (b) where the Payment Currency of the relevant part of the Secured Obligations is Euro, Euro;

        (c) where the Payment Currency of the relevant part of the Secured Obligations is US Dollars (or any other currency other than an Approved Currency), US Dollars; and

        (d) where the Payment Currency of the relevant part of the Secured Obligations is an Additional Currency, such currency.

        "SECURED OBLIGATIONS" means all obligations owing to the Issuing Bank under or pursuant to Clause 3 of this Agreement whether present or future, actual or contingent, as principal or as surety.

        "SECURITY OVER CASH AGREEMENT" means the agreement dated on or about the date hereof between the Issuing Bank and the Company as chargor setting out the terms and conditions applicable to Deposits placed by the Company with the Issuing Bank.

        "STERLING" means the lawful currency of the United Kingdom from time to time.

        "STERLING ACCOUNT" means the sterling denominated account held in the name of the Company with the Issuing Bank, sort code 60-92-42, account number 24864803, and any Associated Account denominated in Sterling.

        "US DOLLARS" means the lawful currency of the United States of America from time to time.

1.3 In this Agreement, any reference to (a) a "Clause" is, unless otherwise stated, a reference to a Clause hereof and (b) "this Agreement", the "Security over Cash Agreement" or the "Bonding Facility Letter" is a reference to this Agreement, the Security over Cash Agreement or the Bonding Facility Letter (as applicable) as amended, varied or supplemented from time to time. Clause headings are for ease of reference only.

2.      THE PERFORMANCE BOND FACILITY

2.1 Pursuant to the terms of the Bonding Facility Letter, the Company requests the Issuing Bank to issue Bonds from time to time on the terms and subject to the conditions set out in the Bonding Facility Letter.

2.2 It is a condition of the Facility being made available to the Company that the Company agrees to indemnify the Issuing Bank on the terms and subject to the conditions set out herein.

3.      THE INDEMNITY

        The Company agrees immediately on demand to indemnify the Issuing Bank against any loss, liability or reasonable cost incurred by the Issuing Bank in respect of or in connection with the Bonding Documents entered into or issued by the Issuing Bank.

4.      CASH SECURITY

4.1 Subject to Clause 4.2, as security for its obligations under Clause 3 above, the Company undertakes that by no later than 11a.m. on the proposed date of issue of a Bond by the Issuing Bank, it shall deposit, in the Relevant Currency, an amount equal to the Outstanding Liability Amount in respect of such Bond (each such sum, a "DEPOSIT") in the Relevant Account.

4.2 If the Payment Currency of a Bond is not an Approved Currency (a "FOREIGN CURRENCY BOND"), the relevant Deposit shall be an amount sufficient to ensure that the Account Balance (including the amount of such Deposit) of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank for which the Payment Currency is US Dollars, equals at least 105 per cent of the Dollar Equivalent (as at the proposed Issue Date of the Relevant Bond) of the aggregate of the Outstanding Liability Amount of each Foreign Currency Bond issued by the Issuing Bank (including the Bond to be issued on the proposed Issue Date).

4.3 The Company may at any time request that any currency be treated as an Approved Currency. If the Issuing Bank agrees (in its sole discretion) to such request, an account in such currency shall be opened with the Issuing Bank (a "NEW CURRENCY ACCOUNT"). Any Deposit in respect of a Bond denominated in such currency shall be paid into the relevant New Currency Account in accordance with Clause 4.1.

4.4 Without prejudice to Clause 5 below, the terms and conditions relating to each Deposit and the Accounts shall be governed by the Security over Cash Agreement.

5.      REVALUATION

5.1 On the last business day of each calendar month (a "REVALUATION DATE"), commencing in the month in which the Issuing Bank issues its first Bond under the Bonding Facility Letter, the Issuing Bank shall calculate the Dollar Equivalent (as at such Revaluation Date) of the aggregate of the Outstanding Liability Amount of each Foreign Currency Bond issued by the Issuing Bank.

5.2     If on the Revaluation Date:

        (a) the Account Balance of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank and denominated in US Dollars, is less than 105% of the Dollar Equivalent of the aggregate of the Outstanding Liability Amounts determined pursuant to Clause 5.1 above (the amount of such shortfall being the "DOLLAR SHORTFALL"), the Company shall, subject to Clause 5.4, deposit an amount in US Dollars equal to the Dollar Shortfall in the Dollar Account; or

        (b) the Account Balance of the Dollar Account, after deducting an amount equal to the aggregate of the Outstanding Liability Amount of each Bond issued by the Issuing Bank and denominated in US Dollars, exceeds 105% of the Dollar Equivalent of the aggregate of the Outstanding Liability Amounts determined pursuant to Clause 5.1 above (the amount of such excess being the "DOLLAR

                  EXCESS"), the Issuing Bank shall, subject to Clause 5.4, release to the Company from the Dollar Account an amount equal to the Dollar Excess.

5.3 The Issuing Bank shall notify the Company of its determination under Clause 5.2 within two Business Days of making such determination. Subject to Clause 5.4, any payment or release pursuant to Clause 5.2 shall be made by the relevant party within 2 Business Days of the relevant notification.

5.4 If, on any Revaluation Date, the Dollar Shortfall or Dollar Excess referred to in Clause 5.2, is less than US$50,000, no payment or release shall be required from the Company or the Issuing Bank pursuant to this Clause 5.

6.      EFFECTIVENESS OF INDEMNITY

6.1 The indemnity given to the Issuing Bank pursuant to Clause 3, and the rights, powers and remedies provided by this Agreement shall be cumulative, in addition to and independent of every other security which the Issuing Bank may at any time hold in respect of the obligations of the Company under the Bonding Documents or any rights, powers and remedies of the Issuing Bank in respect of the Facility provided by this Agreement or at law (each such right, power and remedy under the Agreement and at law being a "RIGHT").

6.2     No failure on the part of the Issuing Bank to exercise, or delay on its part in exercising, any Right shall operate as a waiver thereof, nor shall any single or partial exercise of a Right preclude any further or other exercise of that or any other Right.

6.3 The obligations of the Company under this Agreement shall not be discharged, impaired or otherwise affected by:

        6.3.1 any lack of validity, legality, effectiveness or enforceability of (i) the Bonding Documents or any agreement or instrument relating thereto (collectively, the "RELATED DOCUMENTS"); or (ii) any obligation under any Related Document;

        6.3.2 any amendment or waiver of or any consent to departure from or any release of any of the obligations of any party under all or any of the Related Documents other than in accordance with and to the extent expressly stated in any written amendment, waiver, consent or release (and subject to the conditions thereof) (and "written" shall include, for the avoidance of doubt, any communication by electronic mail);

        6.3.3 the existence of any claim, set-off, defence or other right which the Company or any Eligible Subsidiary may have at any time against the Issuing Bank or any other person or entity, whether in connection with the transactions contemplated in the Related Documents, or any unrelated transaction or the attachment (or similar order of court) of any payment under the Bonding Documents;

        6.3.4 any winding-up, dissolution, administration or re-organisation of or other change in the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person;

        6.3.5 any time or other indulgence being granted to the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person other than in accordance and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such indulgence;

        6.3.6 any failure to take or failure to realise the value of any collateral in respect of the obligations of the Company under the Related Documents or any release, discharge, exchange or substitution of any such collateral other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such release, discharge, exchange or substitution; or

        6.3.7 any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of the Company hereunder.

6.4 The Issuing Bank shall not be obliged to make any demand on the Company or any Eligible Subsidiary on whose behalf a Bond was issued, to take any action or obtain judgment in any court against any such party or to make or file any proof or claim in a liquidation or insolvency of any such party or to enforce or seek to enforce any security in respect of any obligations of the Company under the Bonding Documents before exercising any Right.

7.      OBLIGATIONS ABSOLUTE

        The obligations of the Company under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement in all circumstances (save where the same arises as a result of the negligence or wilful default of the Issuing Bank or where the Issuing Bank has actual notice that the claim made under any Bond is fraudulent or forged) including, without limitation, the circumstances described in Clauses 7.1 to 7.4 (inclusive) below.

7.1 The Company irrevocably authorises and directs the Issuing Bank to make any payments and comply with any demand which may be claimed or appear to the Issuing Bank to be claimed under any Bond issued by the Issuing Bank without any reference to or further authority, confirmation or verification from the Company and agrees that any payment which the Issuing Bank shall make in accordance, or appearing to be in accordance, with any Bond issued by it shall be binding upon the Company and shall be conclusive evidence that the Issuing Bank was liable to make such payment or comply with such demand.

7.2 The Company agrees (without prejudice to the above provision) that any demand made upon the Issuing Bank or its Correspondents for payment of any sum under any Bond issued by it or any of its Correspondents shall be deemed to be a valid and effective demand and the Issuing Bank and/or its Correspondents shall be entitled to treat it as such notwithstanding any actual lack of authority of the person making the demand if (a) the demand appears on its face to be in order; and (b) the demand appears to the Issuing

        Bank or its Correspondents to be made by or on behalf of the beneficiary named in such Bond.

7.3 The Company further agrees that, in the event that the relevant Bond stipulates that a demand made upon the Issuing Bank or its Correspondent shall be accompanied by any document or documents then, provided that it or they appear on their face to be in accordance with the terms of such Bond, such document or documents shall be deemed to be genuine and in accordance with the terms of the relevant Bond.

7.4 The Company finally agrees that the above conditions shall also apply to any extension of any Bond issued by the Issuing Bank (whether on the same or other terms and whether arising with the Company's agreement or by operation of law or otherwise) so that such conditions shall continue in respect of any such Bond as extended.

8.      CURRENCY CONVERSION

        For the purpose of or pending the discharge of any of the Secured Obligations (including all or any part of an Outstanding Liability Amount in respect of any Foreign Currency Bond), the Issuing Bank may convert any money received, recovered or realised or subject to application by it under this Agreement from the Relevant Currency of the Deposit against which the Issuing Bank has exercised any right of set off under Clause 3.1 of the Security over Cash Agreement to the Payment Currency of the relevant part of the Secured Obligations and any such conversion shall be effected at the Issuing Bank's spot rate of exchange for the time being for obtaining such Payment Currency with the Relevant Currency of the Deposit.

9.      MISCELLANEOUS CLAUSES

        The provisions of paragraph 16 (Governing Law and Jurisdiction) of the Bonding Facility Letter shall apply mutatis mutandis as if set out here in full.

IN WITNESS WHEREOF this Agreement has been signed on behalf of the Issuing Bank and the Company on the date specified above.

THE ISSUING BANK

MICHAEL F WHARRAD

--------------------------------------
for and on behalf of
JP Morgan Chase Bank

By:    Michael F Wharrad

Title: Vice President

THE COMPANY

J LONG

--------------------------------------
for and on behalf of
Marconi Bonding Limited

By:    J Long

Title: Director and Company Secretary

[CLIFFORD CHANCE LOGO]                             LIMITED LIABILITY PARTNERSHIP

                                                                  CONFORMED COPY

                                BARCLAYS BANK PLC

                                 AS ISSUING BANK

                                       AND

                             MARCONI BONDING LIMITED

                                   AS COMPANY

                 --------------------------------------------------

                          SECURITY OVER CASH AGREEMENT

                 --------------------------------------------------

                                    CONTENTS

CLAUSE                                                            PAGE
1.  Definitions And Interpretation..............................    1

2.  Charge......................................................    2

3.  Accounts And Deposits.......................................    2

4.  Interest....................................................    3

5.  Effectiveness Of Security...................................    3

6.  Company's Rights And Undertakings...........................    5

7.  Further Assurance...........................................    5

8.  Power Of Attorney...........................................    5

9.  Subsequent Interests........................................    5

10. Miscellaneous Clauses.......................................    6

                          SECURITY OVER CASH AGREEMENT

THIS AGREEMENT is made on 10 May 2002

BETWEEN

(1) Barclays Bank PLC, operating through its division Barclays Capital of 5 the North Colonnade, Canary Wharf, London E14 4BB and fax number 020 773 4661 (the "ISSUING BANK"); and

(2) MARCONI BONDING LIMITED (the "COMPANY") of 1 Bruton Street, London W1J 6AQ (registered number 3818628).

WHEREAS

(A) Pursuant to the terms of the Bonding Facility Letter (as defined below) and at the request of the Company, the Issuing Bank (among others) has agreed to grant the Company a bond issuance facility;

(B) the Company has agreed to indemnify the Issuing Bank in respect of any liability which the Issuing Bank incurs under the Bonding Facility Letter pursuant and subject to the terms of the Counter Indemnity (as defined below); and

(C) as security for its obligations under the Counter Indemnity, the Company has agreed to place cash deposits with the Issuing Bank.

IT IS HEREBY AGREED that the cash deposits placed by the Company with the Issuing Bank shall be held pursuant and subject to the following terms and conditions:

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, terms defined in the Counter Indemnity (including by incorporation) and the principles of interpretation set out in the Bonding Facility Letter shall, unless otherwise provided herein, apply to this Agreement.

1.2      In this Agreement:

         "BONDING FACILITY LETTER" means the L60,000,000 bond issuance letter delivered by HSBC Bank plc and Barclays Bank plc to the Company and accepted by the Company on or about the date hereof.

         "COUNTER INDEMNITY" means the indemnity agreement dated on or about the date hereof between the Company and the Issuing Bank under which the Company agrees (subject to the terms thereof) to indemnify the Issuing Bank against any loss, liability or reasonable cost incurred by the Issuing Bank in respect of or in connection with the Bonding Documents entered into or issued by the Issuing Bank;

         "SECURED OBLIGATIONS" means all obligations owing to the Issuing Bank by the Company under or pursuant to the Counter Indemnity whether present or future, actual or contingent, as principal or as surety.

1.3 In this Agreement, any reference to (a) a "Clause" is, unless otherwise stated, a reference to a Clause hereof and (b) "this Agreement", "the Counter Indemnity" or the "Bonding Facility Letter" is a reference to this Agreement, the Counter Indemnity or the Bonding Facility Letter (as applicable) as amended, varied or supplemented from time to time. Clause headings are for ease of reference only.

2.       CHARGE

2.1 The Company charges the Accounts and the Deposits, with full title guarantee, by way of first fixed charge, in favour of the Issuing Bank for the payment and discharge of all of the Secured Obligations.

2.2 This Agreement shall constitute notice to the Issuing Bank of the charge referred to in Clause 2.1.

3.       ACCOUNTS AND DEPOSITS

3.1 If all or any part of the Secured Obligations are due and payable but unpaid, the Issuing Bank shall be entitled (but shall, to the extent reasonably practicable, give prior notice of the same to the Company) to set-off or transfer all or part of the Account Balance of the Relevant Accounts (or any of them) in or towards satisfaction of such amount which has become due and payable PROVIDED THAT when discharging any part of the Secured Obligations pursuant to this Clause 3.1, such liability shall be set off against or transferred from:

         3.1.1 firstly, the Account Balance (if any) of the Account denominated in the Relevant Currency; and

         3.1.2    thereafter, against the Account Balance of any other Account.

3.2 Subject to Clause 3.3, except with the Issuing Bank's prior written consent, each Deposit in a Relevant Account shall be maintained on the terms that it shall mature on (but not before) the earlier of:

         3.2.1 the first time at which the Issuing Bank reasonably determines (and the Issuing Bank shall make such determination promptly upon a request by the Company) that (a) there are no outstanding Secured Obligations and (b) the Issuing Bank is not under any obligation or liability (whether actual or contingent) under the Bonding Documents;

         3.2.2 subject to and only to the extent stated in Clause 3.4, the close of business in London on the date on which all or any part of any Secured Obligations shall have become due and payable and shall not have been paid upon becoming so due and payable, so that, at such time as such Deposit shall mature (or at any time thereafter), it shall become repayable to the Company subject to any rights of set-off, combination or consolidation in respect of such Deposit which the Issuing Bank may be entitled to exercise either under this Agreement or at law.

3.3      Notwithstanding Clauses 3.1 and 3.2, if at any time:

         3.3.1 the Outstanding Liability Amount of any Bond is permanently reduced or (in respect of a Bond governed by English law) the expiry date of such Bond has passed or the Issuing Bank (acting reasonably) is satisfied that it has no further liability under that Bond (and, for the avoidance of doubt, the Issuing Bank shall be satisfied that it has no further liability under a Bond once it has received a form of release from the beneficiary of the Bond in a form and substance satisfactory to the Issuing Bank or once the original Bond has been returned to the Issuing Bank); or

         3.3.2 there is a Dollar Excess (as defined in the Counter-Indemnity) which is to be released to the Company pursuant to Clause 5.2 of the Counter Indemnity (but subject always to Clause 5.4 of the Counter Indemnity), then, subject to any rights of set off or transfer which the Issuing Bank has already exercised or is entitled to exercise pursuant to Clause 3.1, a corresponding amount of the relevant Deposit or Account Balance (as appropriate) in the Relevant Account shall be released from the charge created pursuant to Clause 2.1 and shall mature and become repayable to the Company.

3.4 If the Company fails to fulfil its indemnity obligations under Clause 3 of the Counter-Indemnity by close of business in London on the same day on which only part of the Secured Obligations become due and payable then only so much of the relevant Deposit shall mature as equals the amount to be indemnified by the Company pursuant to Clause 3 of the Counter Indemnity.

3.5 Save with the Issuing Bank's prior written consent, no right, title or interest in relation to any Account or any Deposit or to this Agreement shall be (a) capable of assignment or other disposal or (b) the subject of (and the Company shall not permit to exist) any security or other third party interest other than the security created pursuant to this Agreement.

4.       INTEREST

         Interest shall accrue on the balance standing to the credit of each Relevant Account at such commercial rate, with such interest periods and with such interest payment provisions as the parties may agree from time to time. Such interest shall be payable to such account as the Company may from time to time direct.

5.       EFFECTIVENESS OF SECURITY

5.1 The security constituted and the rights, powers and remedies provided by this Agreement shall be cumulative, in addition to and independent of every other security which the Issuing Bank may at any time hold for the Secured Obligations or any rights, powers and remedies of the Issuing Bank provided by law (each such right, power and remedy under this Agreement and at law being a "COLLATERAL RIGHT").

5.2 This Agreement shall remain in full force and effect as a continuing arrangement unless and until the Issuing Bank discharges it. Upon the maturity of all Deposits pursuant to

         Clause 3.2.1 and PROVIDED THAT (a) there are no outstanding Secured Obligations and (b) the Issuing Bank is not under any obligation or liability (whether actual or contingent) under the Bonding Documents, the Issuing Bank shall, on the Company's request, release the Company from its obligations under the Bonding Documents and release the charge created pursuant to Clause 2.1.

5.3      No failure on the part of the Issuing Bank to exercise, or delay on its part in exercising, any Collateral Right shall operate as a waiver thereof, nor shall any single or partial exercise of a Collateral Right preclude any further or other exercise of that or any other Collateral Right.

5.4 The obligations of the Company under this Agreement and the Collateral Rights shall not be discharged, impaired or otherwise affected by:

         5.4.1 any lack of validity, legality, effectiveness or enforceability of (i) the Bonding Documents or any agreement or instrument relating thereto (collectively, the "RELATED DOCUMENTS") or (ii) any obligation under any Related Document;

         5.4.2 any amendment or waiver of or any consent to departure from or any release of any of the obligations of any party under all or any of the Related Documents other than in accordance with and to the extent expressly stated in any written amendment, waiver, consent or release (and subject to the conditions thereof) (and "written" shall include, for the avoidance of doubt, any communication by electronic mail);

         5.4.3 the existence of any claim, set-off, defence or other right which the Company or any Eligible Subsidiary may have at any time against the Issuing Bank or any other person or entity, whether in connection with the transactions contemplated in the Related Documents, or any unrelated transaction or the attachment (or similar order of court) of any payment under the Bonding Documents;

         5.4.4 any winding-up, dissolution, administration or re-organisation of or other change in the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person;

         5.4.5 any time or other indulgence being granted to the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such indulgence;

         5.4.6 any failure to take or failure to realise the value of any collateral in respect of the obligations of the Company under the Related Documents or any release, discharge, exchange or substitution of any such collateral other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such release, discharge, exchange or substitution;

         5.4.7 any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of the Company hereunder.

5.5 The Issuing Bank shall not be obliged to make any demand on the Company or any Eligible Subsidiary on whose behalf a Bond was issued, to take any action or obtain judgment in any court against any such party or to make or file any proof or claim in a liquidation or insolvency of any such party or to enforce or seek to enforce any security held in respect of the obligations of the Company under the Bonding Documents before exercising any Collateral Right.

6.       COMPANY'S RIGHTS AND UNDERTAKINGS

6.1 Any settlement or discharge hereunder shall be conditional upon no payment to the Issuing Bank by or on behalf of the Company being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws of general application and shall in those circumstances be void.

6.2 The Company hereby represents and warrants to the Issuing Bank and undertakes during the subsistence of this Agreement that:

         6.2.1 it is and will be the sole, lawful and beneficial owner of each Account and each Deposit free from any security interest or third party right except the security and other rights granted to the Issuing Bank under the Bonding Documents; and

         6.2.2 save as provided in the Bonding Documents, it will not sell or dispose of the benefit of all or any of its rights, title and interest in any Account or any Deposit.

7.       FURTHER ASSURANCE

         The Company shall promptly upon notice from the Issuing Bank execute all documents and do all things that the Issuing Bank may reasonably specify for the purpose of (a) exercising the Collateral Rights or (b) securing and perfecting its security over or title to all or any part of the Accounts and the Deposits.

8.       POWER OF ATTORNEY

         The Company, by way of security, irrevocably appoints the Issuing Bank to be its attorney and in its name, on its behalf and as its act and deed to execute, deliver and perfect all documents and do all things that the Issuing Bank may consider to be requisite for (a) carrying out any obligation imposed on the Company under this Agreement or (b) exercising any of the Collateral Rights. The Company shall ratify and confirm all things done and all documents executed by the Issuing Bank in the proper exercise of that power of attorney.

9.       SUBSEQUENT INTERESTS

         If the Issuing Bank at any time receives notice of any subsequent mortgage, assignment, charge or other interest affecting all or any part of any Account and/or any Deposit, all payments thereafter made by the Company to the Issuing Bank shall be treated as having been credited to a new account of the Company and not as having been applied in reduction of the Secured Obligations as at the time when the Issuing Bank received notice.

10.      MISCELLANEOUS CLAUSES

         The provisions of paragraph 16 (Governing Law and Jurisdiction) of the Bonding Facility Letter shall apply mutatis mutandis as if set out here in full.

IN WITNESS WHEREOF this Agreement has been signed on behalf of the Issuing Bank and executed as a deed by the Company and is intended to be and is hereby delivered by it as a deed on the date specified above.

                                 EXECUTION PAGE

THE ISSUING BANK

Barclays Bank PLC

By:           BARRY COLE

Title:        DIRECTOR

THE COMPANY

EXECUTED as a DEED

by Marconi Bonding Limited

N. C. PORTER  Director

J. LONG       Director/Secretary

[CLIFFORD CHANCE LOGO]                             LIMITED LIABILITY PARTNERSHIP

                                                                  CONFORMED COPY

                                  HSBC BANK PLC

                                 AS ISSUING BANK

                                       AND

                             MARCONI BONDING LIMITED

                                   AS COMPANY

                   ---------------------------------------------

                          SECURITY OVER CASH AGREEMENT

                   ---------------------------------------------

                                    CONTENTS

CLAUSE                                                           PAGE
1.  Definitions And Interpretation.............................   1

2.  Charge.....................................................   2

3.  Accounts And Deposits......................................   2

4.  Interest...................................................   3

5.  Effectiveness Of Security..................................   3

6.  Company's Rights And Undertakings..........................   5

7.  Further Assurance..........................................   5

8.  Power Of Attorney..........................................   5

9.  Subsequent Interests.......................................   5

10. Miscellaneous Clauses......................................   6

                          SECURITY OVER CASH AGREEMENT

THIS AGREEMENT is made on 10 May 2002

BETWEEN

(1) HSBC Bank plc (the "ISSUING BANK") of Poultry, London EC2P 2BX and fax number 020 7260 4800; and

(2) MARCONI BONDING LIMITED (the "COMPANY") of 1 Bruton Street, London W1J 6AQ (registered number 3818628).

WHEREAS

(A) Pursuant to the terms of the Bonding Facility Letter (as defined below) and at the request of the Company, the Issuing Bank (among others) has agreed to grant the Company a bond issuance facility;

(B) the Company has agreed to indemnify the Issuing Bank in respect of any liability which the Issuing Bank incurs under the Bonding Facility Letter pursuant and subject to the terms of the Counter Indemnity (as defined below); and

(C) as security for its obligations under the Counter Indemnity, the Company has agreed to place cash deposits with the Issuing Bank.

IT IS HEREBY AGREED that the cash deposits placed by the Company with the Issuing Bank shall be held pursuant and subject to the following terms and conditions:

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, terms defined in the Counter Indemnity (including by incorporation) and the principles of interpretation set out in the Bonding Facility Letter shall, unless otherwise provided herein, apply to this Agreement.

1.2      In this Agreement:

         "BONDING FACILITY LETTER" means the L60,000,000 bond issuance letter delivered by HSBC Bank plc and Barclays Bank Plc to the Company and accepted by the Company on or about the date hereof.

         "COUNTER INDEMNITY" means the indemnity agreement dated on or about the date hereof between the Company and the Issuing Bank under which the Company agrees (subject to the terms thereof) to indemnify the Issuing Bank against any loss, liability or reasonable cost incurred by the Issuing Bank in respect of or in connection with the Bonding Documents entered into or issued by the Issuing Bank;

         "SECURED OBLIGATIONS" means all obligations owing to the Issuing Bank by the Company under or pursuant to the Counter Indemnity whether present or future, actual or contingent, as principal or as surety.

1.3 In this Agreement, any reference to (a) a "Clause" is, unless otherwise stated, a reference to a Clause hereof and (b) "this Agreement", "the Counter Indemnity" or the "Bonding Facility Letter" is a reference to this Agreement, the Counter Indemnity or the Bonding Facility Letter (as applicable) as amended, varied or supplemented from time to time. Clause headings are for ease of reference only.

2.       CHARGE

2.1 The Company charges the Accounts and the Deposits, with full title guarantee, by way of first fixed charge, in favour of the Issuing Bank for the payment and discharge of all of the Secured Obligations.

2.2 This Agreement shall constitute notice to the Issuing Bank of the charge referred to in Clause 2.1.

3.       ACCOUNTS AND DEPOSITS

3.1 If all or any part of the Secured Obligations are due and payable but unpaid, the Issuing Bank shall be entitled (but shall, to the extent reasonably practicable, give prior notice of the same to the Company) to set-off or transfer all or part of the Account Balance of the Relevant Accounts (or any of them) in or towards satisfaction of such amount which has become due and payable PROVIDED THAT when discharging any part of the Secured Obligations pursuant to this Clause 3.1, such liability shall be set off against or transferred from:

         3.1.1 firstly, the Account Balance (if any) of the Account denominated in the Relevant Currency; and

         3.1.2    thereafter, against the Account Balance of any other Account.

3.2 Subject to Clause 3.3, except with the Issuing Bank's prior written consent, each Deposit in a Relevant Account shall be maintained on the terms that it shall mature on (but not before) the earlier of:

         3.2.1 the first time at which the Issuing Bank reasonably determines (and the Issuing Bank shall make such determination promptly upon a request by the Company) that (a) there are no outstanding Secured Obligations and (b) the Issuing Bank is not under any obligation or liability (whether actual or contingent) under the Bonding Documents;

         3.2.2 subject to and only to the extent stated in Clause 3.4, the close of business in London on the date on which all or any part of any Secured Obligations shall have become due and payable and shall not have been paid upon becoming so due and payable, so that, at such time as such Deposit shall mature (or at any time thereafter), it shall become repayable to the Company subject to any rights of set-off, combination or consolidation in respect of such Deposit which the Issuing Bank may be entitled to exercise either under this Agreement or at law.

3.3      Notwithstanding Clauses 3.1 and 3.2, if at any time:

         3.3.1 the Outstanding Liability Amount of any Bond is permanently reduced or (in respect of a Bond governed by English law) the expiry date of such Bond has passed or the Issuing Bank (acting reasonably) is satisfied that it has no further liability under that Bond (and, for the avoidance of doubt, the Issuing Bank shall be satisfied that it has no further liability under a Bond once it has received a form of release from the beneficiary of the Bond in a form and substance satisfactory to the Issuing Bank or once the original Bond has been returned to the Issuing Bank); or

         3.3.2 there is a Dollar Excess (as defined in the Counter-Indemnity) which is to be released to the Company pursuant to Clause 5.2 of the Counter Indemnity (but subject always to Clause 5.4 of the Counter Indemnity), then, subject to any rights of set off or transfer which the Issuing Bank has already exercised or is entitled to exercise pursuant to Clause 3.1, a corresponding amount of the relevant Deposit or Account Balance (as appropriate) in the Relevant Account shall be released from the charge created pursuant to Clause 2.1 and shall mature and become repayable to the Company.

3.4 If the Company fails to fulfil its indemnity obligations under Clause 3 of the Counter-Indemnity by close of business in London on the same day on which only part of the Secured Obligations become due and payable then only so much of the relevant Deposit shall mature as equals the amount to be indemnified by the Company pursuant to Clause 3 of the Counter Indemnity.

3.5 Save with the Issuing Bank's prior written consent, no right, title or interest in relation to any Account or any Deposit or to this Agreement shall be (a) capable of assignment or other disposal or (b) the subject of (and the Company shall not permit to exist) any security or other third party interest other than the security created pursuant to this Agreement.

4.       INTEREST

         Interest shall accrue on the balance standing to the credit of each Relevant Account at such commercial rate, with such interest periods and with such interest payment provisions as the parties may agree from time to time. Such interest shall be payable to such account as the Company may from time to time direct.

5.       EFFECTIVENESS OF SECURITY

5.1 The security constituted and the rights, powers and remedies provided by this Agreement shall be cumulative, in addition to and independent of every other security which the Issuing Bank may at any time hold for the Secured Obligations or any rights, powers and remedies of the Issuing Bank provided by law (each such right, power and remedy under this Agreement and at law being a "COLLATERAL RIGHT").

5.2 This Agreement shall remain in full force and effect as a continuing arrangement unless and until the Issuing Bank discharges it. Upon the maturity of all Deposits pursuant to

         Clause 3.2.1 and PROVIDED THAT (a) there are no outstanding Secured Obligations and (b) the Issuing Bank is not under any obligation or liability (whether actual or contingent) under the Bonding Documents, the Issuing Bank shall, on the Company's request, release the Company from its obligations under the Bonding Documents and release the charge created pursuant to Clause 2.1.

5.3      No failure on the part of the Issuing Bank to exercise, or delay on its part in exercising, any Collateral Right shall operate as a waiver thereof, nor shall any single or partial exercise of a Collateral Right preclude any further or other exercise of that or any other Collateral Right.

5.4 The obligations of the Company under this Agreement and the Collateral Rights shall not be discharged, impaired or otherwise affected by:

         5.4.1 any lack of validity, legality, effectiveness or enforceability of (i) the Bonding Documents or any agreement or instrument relating thereto (collectively, the "RELATED DOCUMENTS") or (ii) any obligation under any Related Document;

         5.4.2 any amendment or waiver of or any consent to departure from or any release of any of the obligations of any party under all or any of the Related Documents other than in accordance with and to the extent expressly stated in any written amendment, waiver, consent or release (and subject to the conditions thereof) (and "written" shall include, for the avoidance of doubt, any communication by electronic mail);

         5.4.3 the existence of any claim, set-off, defence or other right which the Company or any Eligible Subsidiary may have at any time against the Issuing Bank or any other person or entity, whether in connection with the transactions contemplated in the Related Documents, or any unrelated transaction or the attachment (or similar order of court) of any payment under the Bonding Documents;

         5.4.4 any winding-up, dissolution, administration or re-organisation of or other change in the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person;

         5.4.5 any time or other indulgence being granted to the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such indulgence;

         5.4.6 any failure to take or failure to realise the value of any collateral in respect of the obligations of the Company under the Related Documents or any release, discharge, exchange or substitution of any such collateral other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such release, discharge, exchange or substitution;

         5.4.7 any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of the Company hereunder.

5.5 The Issuing Bank shall not be obliged to make any demand on the Company or any Eligible Subsidiary on whose behalf a Bond was issued, to take any action or obtain judgment in any court against any such party or to make or file any proof or claim in a liquidation or insolvency of any such party or to enforce or seek to enforce any security held in respect of the obligations of the Company under the Bonding Documents before exercising any Collateral Right.

6.       COMPANY'S RIGHTS AND UNDERTAKINGS

6.1 Any settlement or discharge hereunder shall be conditional upon no payment to the Issuing Bank by or on behalf of the Company being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws of general application and shall in those circumstances be void.

6.2 The Company hereby represents and warrants to the Issuing Bank and undertakes during the subsistence of this Agreement that:

         6.2.1 it is and will be the sole, lawful and beneficial owner of each Account and each Deposit free from any security interest or third party right except the security and other rights granted to the Issuing Bank under the Bonding Documents; and

         6.2.2 save as provided in the Bonding Documents, it will not sell or dispose of the benefit of all or any of its rights, title and interest in any Account or any Deposit.

7.       FURTHER ASSURANCE

         The Company shall promptly upon notice from the Issuing Bank execute all documents and do all things that the Issuing Bank may reasonably specify for the purpose of (a) exercising the Collateral Rights or (b) securing and perfecting its security over or title to all or any part of the Accounts and the Deposits.

8.       POWER OF ATTORNEY

         The Company, by way of security, irrevocably appoints the Issuing Bank to be its attorney and in its name, on its behalf and as its act and deed to execute, deliver and perfect all documents and do all things that the Issuing Bank may consider to be requisite for (a) carrying out any obligation imposed on the Company under this Agreement or (b) exercising any of the Collateral Rights. The Company shall ratify and confirm all things done and all documents executed by the Issuing Bank in the proper exercise of that power of attorney.

9.       SUBSEQUENT INTERESTS

         If the Issuing Bank at any time receives notice of any subsequent mortgage, assignment, charge or other interest affecting all or any part of any Account and/or any Deposit, all payments thereafter made by the Company to the Issuing Bank shall be treated as having been credited to a new account of the Company and not as having been applied in reduction of the Secured Obligations as at the time when the Issuing Bank received notice.

10.      MISCELLANEOUS CLAUSES

         The provisions of paragraph 16 (Governing Law and Jurisdiction) of the Bonding Facility Letter shall apply mutatis mutandis as if set out here in full.

IN WITNESS WHEREOF this Agreement has been signed on behalf of the Issuing Bank and executed as a deed by the Company and is intended to be and is hereby delivered by it as a deed on the date specified above.

                                 EXECUTION PAGE

THE ISSUING BANK

HSBC Bank plc

By:           CARLTON BROWN

Title:        MANAGER

THE COMPANY

EXECUTED as a DEED

by Marconi Bonding Limited

N. C. PORTER  Director

J. LONG       Director/Secretary

[CLIFFORD CHANCE LOGO]                             LIMITED LIABILITY PARTNERSHIP

                                                                  CONFORMED COPY

                              JP MORGAN CHASE BANK

                                 AS ISSUING BANK

                                       AND

                             MARCONI BONDING LIMITED

                                   AS COMPANY

                  -------------------------------------------------

                          SECURITY OVER CASH AGREEMENT

                  -------------------------------------------------

                                    CONTENTS

CLAUSE                                                            PAGE
1.  Definitions And Interpretation..............................   1

2.  Charge......................................................   2

3.  Accounts And Deposits.......................................   2

4.  Interest....................................................   3

5.  Effectiveness Of Security...................................   3

6.  Company's Rights And Undertakings...........................   5

7.  Further Assurance...........................................   5

8.  Power Of Attorney...........................................   5

9.  Subsequent Interests........................................   5

10. Miscellaneous Clauses.......................................   6

                          SECURITY OVER CASH AGREEMENT

THIS AGREEMENT is made on 29 October 2002

BETWEEN

(1) JP MORGAN CHASE BANK PLC (the "ISSUING BANK") of 125 London Wall, London EC2Y 5AJ and fax number 020 7777 5237/2348; and

(2) MARCONI BONDING LIMITED (the "COMPANY") of 1 Bruton Street, London W1J 6AQ (registered number 3818628).

WHEREAS

(A) Pursuant to the terms of the Bonding Facility Letter (as defined below) and at the request of the Company, the Issuing Bank (among others) has agreed to grant the Company a bond issuance facility;

(B) the Company has agreed to indemnify the Issuing Bank in respect of any liability which the Issuing Bank incurs under the Bonding Facility Letter pursuant and subject to the terms of the Counter Indemnity (as defined below); and

(C) as security for its obligations under the Counter Indemnity, the Company has agreed to place cash deposits with the Issuing Bank.

IT IS HEREBY AGREED that the cash deposits placed by the Company with the Issuing Bank shall be held pursuant and subject to the following terms and conditions:

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, terms defined in the Counter Indemnity (including by incorporation) and the principles of interpretation set out in the Bonding Facility Letter shall, unless otherwise provided herein, apply to this Agreement.

1.2      In this Agreement:

         "BONDING FACILITY LETTER" means the bond issuance facility letter dated 10 May 2002 between HSBC Bank plc, Barclays Bank Plc and the Company (as amended on or about the date hereof by an amendment letter between HSBC Bank plc, Barclays Bank Plc, the Issuing Bank and the Company).

         "COUNTER INDEMNITY" means the indemnity agreement dated on or about the date hereof between the Company and the Issuing Bank under which the Company agrees (subject to the terms thereof) to indemnify the Issuing Bank against any loss, liability or reasonable cost incurred by the Issuing Bank in respect of or in connection with the Bonding Documents entered into or issued by the Issuing Bank;

         "SECURED OBLIGATIONS" means all obligations owing to the Issuing Bank by the Company under or pursuant to the Counter Indemnity whether present or future, actual or contingent, as principal or as surety.

1.3 In this Agreement, any reference to (a) a "Clause" is, unless otherwise stated, a reference to a Clause hereof and (b) "this Agreement", "the Counter Indemnity" or the "Bonding Facility Letter" is a reference to this Agreement, the Counter Indemnity or the Bonding Facility Letter (as applicable) as amended, varied or supplemented from time to time. Clause headings are for ease of reference only.

2.       CHARGE

2.1 The Company charges the Accounts and the Deposits, with full title guarantee, by way of first fixed charge, in favour of the Issuing Bank for the payment and discharge of all of the Secured Obligations.

2.2 This Agreement shall constitute notice to the Issuing Bank of the charge referred to in Clause 2.1.

3.       ACCOUNTS AND DEPOSITS

3.1 If all or any part of the Secured Obligations are due and payable but unpaid, the Issuing Bank shall be entitled (but shall, to the extent reasonably practicable, give prior notice of the same to the Company) to set-off or transfer all or part of the Account Balance of the Relevant Accounts (or any of them) in or towards satisfaction of such amount which has become due and payable PROVIDED THAT when discharging any part of the Secured Obligations pursuant to this Clause 3.1, such liability shall be set off against or transferred from:

         3.1.1 firstly, the Account Balance (if any) of the Account denominated in the Relevant Currency; and

         3.1.2    thereafter, against the Account Balance of any other Account.

3.2 Subject to Clause 3.3, except with the Issuing Bank's prior written consent, each Deposit in a Relevant Account shall be maintained on the terms that it shall mature on (but not before) the earlier of:

         3.2.1 the first time at which the Issuing Bank reasonably determines (and the Issuing Bank shall make such determination promptly upon a request by the Company) that (a) there are no outstanding Secured Obligations and (b) the Issuing Bank is not under any obligation or liability (whether actual or contingent) under the Bonding Documents;

         3.2.2 subject to and only to the extent stated in Clause 3.4, the close of business in London on the date on which all or any part of any Secured Obligations shall have become due and payable and shall not have been paid upon becoming so due and payable, so that, at such time as such Deposit shall mature (or at any time thereafter), it shall become repayable to the Company subject to any rights of set-off, combination or consolidation in respect of such Deposit which the Issuing Bank may be entitled to exercise either under this Agreement or at law.

3.3      Notwithstanding Clauses 3.1 and 3.2, if at any time:

         3.3.1 the Outstanding Liability Amount of any Bond is permanently reduced or (in respect of a Bond governed by English law) the expiry date of such Bond has passed or the Issuing Bank (acting reasonably) is satisfied that it has no further liability under that Bond (and, for the avoidance of doubt, the Issuing Bank shall be satisfied that it has no further liability under a Bond once it has received a form of release from the beneficiary of the Bond in a form and substance satisfactory to the Issuing Bank or once the original Bond has been returned to the Issuing Bank); or

         3.3.2 there is a Dollar Excess (as defined in the Counter-Indemnity) which is to be released to the Company pursuant to Clause 5.2 of the Counter Indemnity (but subject always to Clause 5.4 of the Counter Indemnity), then, subject to any rights of set off or transfer which the Issuing Bank has already exercised or is entitled to exercise pursuant to Clause 3.1, a corresponding amount of the relevant Deposit or Account Balance (as appropriate) in the Relevant Account shall be released from the charge created pursuant to Clause 2.1 and shall mature and become repayable to the Company.

3.4 If the Company fails to fulfil its indemnity obligations under Clause 3 of the Counter-Indemnity by close of business in London on the same day on which only part of the Secured Obligations become due and payable then only so much of the relevant Deposit shall mature as equals the amount to be indemnified by the Company pursuant to Clause 3 of the Counter Indemnity.

3.5 Save with the Issuing Bank's prior written consent, no right, title or interest in relation to any Account or any Deposit or to this Agreement shall be (a) capable of assignment or other disposal or (b) the subject of (and the Company shall not permit to exist) any security or other third party interest other than the security created pursuant to this Agreement.

4.       INTEREST

         Interest shall accrue on the balance standing to the credit of each Relevant Account at such commercial rate, with such interest periods and with such interest payment provisions as the parties may agree from time to time. Such interest shall be payable to such account as the Company may from time to time direct.

5.       EFFECTIVENESS OF SECURITY

5.1 The security constituted and the rights, powers and remedies provided by this Agreement shall be cumulative, in addition to and independent of every other security which the Issuing Bank may at any time hold for the Secured Obligations or any rights, powers and remedies of the Issuing Bank provided by law (each such right, power and remedy under this Agreement and at law being a "COLLATERAL RIGHT").

5.2 This Agreement shall remain in full force and effect as a continuing arrangement unless and until the Issuing Bank discharges it. Upon the maturity of all Deposits pursuant to

         Clause 3.2.1 and PROVIDED THAT (a) there are no outstanding Secured Obligations and (b) the Issuing Bank is not under any obligation or liability (whether actual or contingent) under the Bonding Documents, the Issuing Bank shall, on the Company's request, release the Company from its obligations under the Bonding Documents and release the charge created pursuant to Clause 2.1.

5.3      No failure on the part of the Issuing Bank to exercise, or delay on its part in exercising, any Collateral Right shall operate as a waiver thereof, nor shall any single or partial exercise of a Collateral Right preclude any further or other exercise of that or any other Collateral Right.

5.4 The obligations of the Company under this Agreement and the Collateral Rights shall not be discharged, impaired or otherwise affected by:

         5.4.1 any lack of validity, legality, effectiveness or enforceability of (i) the Bonding Documents or any agreement or instrument relating thereto (collectively, the "RELATED DOCUMENTS") or (ii) any obligation under any Related Document;

         5.4.2 any amendment or waiver of or any consent to departure from or any release of any of the obligations of any party under all or any of the Related Documents other than in accordance with and to the extent expressly stated in any written amendment, waiver, consent or release (and subject to the conditions thereof) (and "written" shall include, for the avoidance of doubt, any communication by electronic mail);

         5.4.3 the existence of any claim, set-off, defence or other right which the Company or any Eligible Subsidiary may have at any time against the Issuing Bank or any other person or entity, whether in connection with the transactions contemplated in the Related Documents, or any unrelated transaction or the attachment (or similar order of court) of any payment under the Bonding Documents;

         5.4.4 any winding-up, dissolution, administration or re-organisation of or other change in the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person;

         5.4.5 any time or other indulgence being granted to the Company, any Eligible Subsidiary or any other company, corporation, partnership or other person other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such indulgence;

         5.4.6 any failure to take or failure to realise the value of any collateral in respect of the obligations of the Company under the Related Documents or any release, discharge, exchange or substitution of any such collateral other than in accordance with and to the extent expressly stated in any written document (including, for the avoidance of doubt, any communication by electronic mail) referring to such release, discharge, exchange or substitution;

         5.4.7 any other act, event or omission which but for this provision would or might operate to impair, discharge or otherwise affect the obligations of the Company hereunder.

5.5 The Issuing Bank shall not be obliged to make any demand on the Company or any Eligible Subsidiary on whose behalf a Bond was issued, to take any action or obtain judgment in any court against any such party or to make or file any proof or claim in a liquidation or insolvency of any such party or to enforce or seek to enforce any security held in respect of the obligations of the Company under the Bonding Documents before exercising any Collateral Right.

6.       COMPANY'S RIGHTS AND UNDERTAKINGS

6.1 Any settlement or discharge hereunder shall be conditional upon no payment to the Issuing Bank by or on behalf of the Company being avoided or reduced by virtue of any bankruptcy, insolvency, liquidation or similar laws of general application and shall in those circumstances be void.

6.2 The Company hereby represents and warrants to the Issuing Bank and undertakes during the subsistence of this Agreement that:

         6.2.1 it is and will be the sole, lawful and beneficial owner of each Account and each Deposit free from any security interest or third party right except the security and other rights granted to the Issuing Bank under the Bonding Documents; and

         6.2.2 save as provided in the Bonding Documents, it will not sell or dispose of the benefit of all or any of its rights, title and interest in any Account or any Deposit.

7.       FURTHER ASSURANCE

         The Company shall promptly upon notice from the Issuing Bank execute all documents and do all things that the Issuing Bank may reasonably specify for the purpose of (a) exercising the Collateral Rights or (b) securing and perfecting its security over or title to all or any part of the Accounts and the Deposits.

8.       POWER OF ATTORNEY

         The Company, by way of security, irrevocably appoints the Issuing Bank to be its attorney and in its name, on its behalf and as its act and deed to execute, deliver and perfect all documents and do all things that the Issuing Bank may consider to be requisite for (a) carrying out any obligation imposed on the Company under this Agreement or (b) exercising any of the Collateral Rights. The Company shall ratify and confirm all things done and all documents executed by the Issuing Bank in the proper exercise of that power of attorney.

9.       SUBSEQUENT INTERESTS

         If the Issuing Bank at any time receives notice of any subsequent mortgage, assignment, charge or other interest affecting all or any part of any Account and/or any Deposit, all payments thereafter made by the Company to the Issuing Bank shall be treated as having been credited to a new account of the Company and not as having been applied in reduction of the Secured Obligations as at the time when the Issuing Bank received notice.

10.      MISCELLANEOUS CLAUSES

         The provisions of paragraph 16 (Governing Law and Jurisdiction) of the Bonding Facility Letter shall apply mutatis mutandis as if set out here in full.

IN WITNESS WHEREOF this Agreement has been signed on behalf of the Issuing Bank and executed as a deed by the Company and is intended to be and is hereby delivered by it as a deed on the date specified above.

                                 EXECUTION PAGE

THE ISSUING BANK

JP Morgan Chase Bank

MICHAEL F WHARRAD

By:      Michael F Wharrad

Title:   Vice President

THE COMPANY

EXECUTED as a DEED

by Marconi Bonding Limited

CRAIG GEORGE DONALDSON

By:      Craig George Donaldson

Title:   Director

J LONG

By:      J Long

Title:   Director and Company Secretary